   As filed with the Securities and Exchange Commission on April 10, 2000

                                                        File No. 33-13530
                                                                 811-5115

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                   Post-Effective Amendment No. 16       [X]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                         Amendment No. 18         [X]

                       (Check appropriate box or boxes)

              LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.
              (Exact name of registrant as specified in charter)
                           1300 South Clinton Street
                           Fort Wayne, Indiana 46802
              (Address of Principal Executive Offices - Zip Code)
       Registrant's Telephone Number, including Area Code (219)455-2000

                             Elizabeth Frederick, Esq.
                                1300 S. Clinton St.
                               Fort Wayne, IN 46802
                    (Name and Address of Agent for Service)


                       Copies of all communications to
                       Freedman, Levy, Kroll & Simonds
                       1050 Connecticut Avenue, N.W.,
                                  Suite 825
                           Washington, D.C. 20036
                        Attention: Gary O. Cohen, Esq.
                                   Richard Choi, Esq.

                         Fiscal year-end: December 31

It is proposed that this filing will become effective:
               Immediately upon filing pursuant to paragraph (b)
            X  On May 1, 2000 pursuant to paragraph (b)
               60 days after filing pursuant to paragraph (a)(1) On ___________ pursuant to paragraph (a)(1)
               75 days after filing pursuant to paragraph (a)(2) On pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:

          [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.


The fund is one of the Lincoln National Funds (funds) that sells its shares only to Lincoln National Life Insurance Co. and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract.



The Prospectus discusses the information about the fund that you ought to know before choosing to invest your contract assets in the fund. You can find information common to all Lincoln National Funds in the General Prospectus Disclosure following the fund Prospectus.



The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states. This Prospectus does not offer to sell fund shares, or seek offers to buy fund shares, where it would be unlawful.


CONTENTS


SUBJECT                                      PAGE
--------------------------------------------------
Summary description of the Fund              GAA-2
Investment Strategies                        GAA-3

Risk of investment Strategies                GAA-5
Investment Advisor and Portfolio Manager     GAA-7
General Prospectus Disclosure -- Important
Additional Information



Prospectus
May 1, 2000


                                                                           GAA-1

SUMMARY DESCRIPTION OF THE FUND

The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its investment objective by buying and holding (investing in) three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund invests in securities of both U.S. and foreign issuers. The fund's investment strategy is to vary the amount invested (1) in each category and (2) in specific types (sectors) of securities within each category, based on ongoing evaluations of which category and sectors world-wide provide the best opportunity to meet the fund's investment objective.

The fund generally invests primarily in the stock and debt obligations categories. The stock category consists of stocks of (1) large-, medium-, and small-sized U.S. companies, (2) foreign companies whose primary location and business is outside the U.S., and (3) rapidly-growing companies in developing and less developed foreign countries (emerging markets).

The debt obligations category primarily consists of a diverse group of U.S. debt obligations. These securities include high-quality investment-grade bonds issued by U.S. companies and obligations issued or guaranteed by the U.S. Government. The fund also invests in investment-grade debt obligations issued by non-U.S. companies and foreign governments and governmental or supranational agencies. The fund also invests a small percentage of its assets in debt obligations rated below investment grade (junk bonds, including emerging markets bonds).

The money market category consists of a diversified group of high-quality short-term money market securities of both U.S. and foreign issuers that mature within one year from date of purchase.

The main investment risks of choosing to invest your contract assets in the fund are as follows:

- the value of the fund's shares will fluctuate, and you could lose money;

- the value of the fund's shares will depend on the categories and sectors of investment in which the fund invests, and poor timing when selecting the size, categories and sectors of investment could cause the value of the fund's shares to fall;

- investing in the stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with investing in the stocks of larger, more mature, well-known companies including greater and more rapid fluctuations in the value of these stocks, and, therefore, the fund's shares;

- the value of the debt obligations held by the fund -- and therefore, the value of the fund's shares -- will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk), and you could lose money;

- because the fund invests in a small amount of junk bonds, the fund involves more interest rate risk and credit risk -- and, therefore, more risk of loss -- than that normally associated with a fund that invests only in investment-grade debt obligations;

- investing in securities of foreign issuers involves additional risks, including risk of loss from foreign currency fluctuations, international economic or financial instability, and foreign government or political actions;

- the fund invests a small amount in securities of issuers in emerging markets. This fund investment involves a greater risk of loss from foreign currency fluctuations, international economic or financial instability, and foreign government or political actions than investing in securities of issuers in developed markets; and

- the fund's investment in money market securities is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information provides some indication of the risks of choosing to invest your contract assets in the fund. The information shows:

- changes in the fund's performance from year to year and


- how the fund's average annual returns for one, five and ten year periods compare with those of a broad measure of market performance.


Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected the returns shown would be lower.

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
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS
Year                  Annual Total Return(%)
1990                                   0.92%
1991                                  18.43%
1992                                   6.43%
1993                                  17.28%
1994                                  -1.82%
1995                                  23.95%
1996                                  15.04%
1997                                  19.47%
1998                                  13.50%
1999                                  11.36%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 14.17%



The fund's lowest return for a quarter occurred in the third quarter of 1990 at:
(-10.63)%



AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/99)



                                                                 SSB WORLD
                                     LEHMAN                      GOVERNMENT
             GLOBAL                  BROTHERS                    NON-U.S.
             ASSET                   AGGREGATE BOND   MSCI       (UNHEDGED)
PERIOD BACK  ALLOCATION   S&P 500*   INDEX*           EAFE*      BOND INDEX*
----------------------------------------------------------------------------
1 year         11.36%      21.14%        (-0.82)%      27.30%      (-4.27)%
5 year          16.58       28.66          7.73         13.15        6.42
10 year         12.17       18.25          7.70          7.34        8.03


 * The S&P 500 is the Standard & Poor's Composite Index of 500 stocks. The Lehman Brothers Aggregate Bond Index is Lehman Brothers' index of U.S. government, government agency, and corporate bonds, and also includes mortgage-backed securities. The MSCI EAFE is Morgan Stanley Capital International's aggregate index produced from the national stock market indices from Europe, Australia and the Far East. Solomon Smith Barney, Inc. produces the SSB World Government non-U.S. (unhedged) Bond Index. All four are widely-recognized unmanaged indexes reflecting the prices of the types of securities included in the index.

The fund invests in three categories of securities, each of which includes securities issued by U.S. or foreign issuers. None of the four investment performance indices provided in the above table matches the fund's investment strategy exactly. Consequently, none of the indices reflects performance that is directly comparable to the fund's performance. Nevertheless, the indices can be helpful for comparing the fund's performance. When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See "Investment strategies" for a description of a hypothetical benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.

INVESTMENT STRATEGIES

The investment objective of the fund is long-term total return (capital gains plus current income) consistent with preservation of capital.

The fund pursues its objective by buying and holding (investing in) three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund invests in securities of both U.S. and foreign issuers. The fund's investment strategy is to vary the amount invested (1) in each category and (2) in specific types of securities (sectors) within each category, based on ongoing evaluations of which category and securities world-wide provide the best opportunity to meet the fund's investment objective.

The fund continuously adjusts the mix of investments among and within the three categories in an effort to:

- reduce fluctuations in the value of the fund's shares and control the level of risk during unfavorable market conditions, and

- take advantage of the potential for greater returns in one category or sector versus another.

The fund uses computer-based analyses of critically important global economic and market factors, including corporate earnings growth, interest rates, inflation and political trends and developments, to help decide how much will be invested in each of the three categories of investment and which specific types of securities will be bought or sold within each category.

One of the ways the fund evaluates the success of its investment strategy is by comparing the fund's annual performance to the return generated by a hypothetical benchmark portfolio. The hypothetical benchmark portfolio is constructed in the following manner: 50% - S&P 500 Index; 30% - Lehman Brothers Aggregate Bond Index; 10% - MSCI EAFE; 10% - SSB World Government non-U.S. (unhedged) Bond Index.

STOCK CATEGORY

The Stock category primarily holds stocks in the following five sectors:

Conservative -- primarily stocks of large-sized U.S. companies with market capitalizations of more than $5 billion. (A company's market capitalization is calculated by multiplying the total number of shares of its common

                                                                           GAA-3
stock outstanding by the market price of the stock. As a point of reference, as of December 31, 1999, the average market capitalization of the S&P 500, a broad based market index representative of larger, typically more financially stable companies, was $146 billion.) The fund seeks stocks of companies considered to be undervalued or with high dividend yields, and that are undergoing significant positive changes either organizationally, operationally, financially, or for external reasons. The fund sells Conservative stocks when the positive changes diminish or when the stock is no longer undervalued.


Growth -- primarily stocks of large-sized U.S. companies with market capitalizations of $5 billion and higher. This sector also includes companies with market capitalizations greater than $2 billion. Stocks sought include those with above-average earnings growth, that, at a minimum, have a 10% expected earnings growth rate. The fund assesses a company's earnings growth prospects through examination of the company's business trends and discussions with the company's management. The fund sells Growth stocks when the fundamental factors supporting the expected earnings growth no longer are present or if the fund can no longer justify the current price of the stock based on the company's expected earnings. Additionally, the fund sells some or all of a Growth stock if the size of the fund's holding becomes too large relative to other fund holdings or if the price of a Growth stock rises too fast in a short period.

Aggressive Growth -- primarily stocks of smaller-sized U.S. companies with market capitalizations of more than $50 million but less than $750 million at the time of purchase. Stocks sought include those with above average earnings growth. The fund assesses a company's earnings growth prospects through examination of the company's profitability, financial strength, management strength and prospects for growth. The fund sells Aggressive Growth stocks when the fundamental factors supporting the expected earnings growth no longer are present or if the fund is unable to justify the high price of the stock.

International -- stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the U.S. International stocks may be traded on a U.S. or foreign stock market. The fund selects International stocks through a two-step process: (1) identifying those countries where stock market valuations and the economic outlook are attractive as compared to other countries, and (2) within the countries identified, selecting individual high-quality stocks that appear to be undervalued as compared to other stocks in that market.

Emerging Markets -- stocks of rapidly growing foreign companies in developing and less developed countries. An emerging market country is generally considered to be one that (1) is in the initial stages of its industrialization cycle and
(2) has a low per capita gross national product. The fund selects Emerging Markets stocks using the same approach used to select International stocks.

As a general matter, the fund compares its current stock investments to possible new investments on an ongoing basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.

DEBT OBLIGATIONS CATEGORY

The debt obligations category primarily holds debt obligations in the following three sectors:

U.S. Fixed-Income -- primarily includes high-quality investment-grade corporate bonds, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. (See the General SAI Disclosure for the 11 funds for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government obligations.) Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) or medium-grade corporate bonds (fourth credit-rating category). All debt obligations in this category are denominated in U.S. dollars at the time of purchase. U.S. Fixed-Income securities primarily include debt obligations with maturities of less than 40 years. (A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation.)

The fund selects U.S. Fixed-Income debt obligations using three techniques: (1) selecting individual securities with valuations that are attractive relative to the securities' underlying characteristics, including credit quality, call/prepayment features and covenant protection; (2) changing the category's exposure to different parts of the U.S. investment-grade debt obligations market (such as investing in government bonds versus corporate bonds or AA-rated issues versus A-rated issues) based on relative valuation across parts of this market; and (3) seeking debt obligations with maturities likely to benefit from expected changes in interest rates.

International Fixed-Income -- primarily includes non-U.S. investment-grade debt obligations issued by foreign governments and governmental and supranational agencies, as well as those issued by non-U.S. corporations.

GAA-4

All debt obligations in this category are denominated in currencies other than U.S. dollars at the time of purchase and are principally traded in foreign markets.

The fund selects International Fixed-Income debt obligations using three techniques: (1) seeking debt obligations likely to benefit from expected changes in foreign currency exchange rates; (2) changing the category's exposure to the debt obligations markets of different countries based on relative valuation across these markets; and (3) seeking debt obligations with maturities likely to benefit from expected changes in interest rates in the country where the securities trade.

Lower-rated Fixed-Income -- includes debt obligations rated below investment-grade (junk bonds) issued by:

- U.S. corporations,

- Non-U.S. corporations domiciled in developed countries, and

- governments, government agencies, and corporations domiciled in developing and less developed countries (emerging market securities).

The fund selects Lower-Rated Fixed-Income debt obligations by (1) seeking securities with valuations that are attractive relative to their underlying credit quality; and (2) selecting a wide-variety of debt obligations based on the issuer's country, industry, and type of security. The fund, however, may emphasize certain market sectors believed to represent good value.

MONEY MARKET CATEGORY

The money market category includes money market instruments issued by U.S. and foreign issuers, consisting of certificates of deposit and bankers' acceptances of major banks, high-grade, short-term municipal obligations, U.S. Government securities and related repurchase agreements, high-grade commercial paper and other corporate obligations.

SECTOR LIMITS

As a general matter and under normal circumstances, the fund will not invest

- more than 50% of its total assets in the Conservative stock sector;

- more than 15% of its assets in the Lower-Rated Fixed-Income debt obligations sector; and

- more than 35% of its assets in any other sector of any category.

Additionally, the fund will not invest more than 10% of its assets in emerging market securities (stock or debt obligations) or more than 35% of its assets in medium-grade debt obligations.


The fund expects its annual portfolio turnover rate to average approximately 150% in any year. (For example, the fund would have a rate of portfolio turnover of 100%, if the fund replaced all of its investments in one year.) Market conditions could result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High turnover could increase fund expenses. The fund's portfolio turnover rate was 134.31% in 1999 and 133.84% in 1998.


OTHER STRATEGIES

When conditions indicate a temporary defensive strategy may be appropriate, or during periods when the fund is re-assessing its investment strategy, the fund may invest up to 50% of its assets in both the money market category and the U.S. Fixed-Income sector of the debt obligations category. The fund, in so doing, would not be pursuing its investment objective.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks they involve.

RISKS OF INVESTMENT STRATEGIES

The fund's investment strategy is to vary the amount invested among the various sectors of the three categories of securities. Therefore, the value of the fund's shares held under your contract depends on:

- the performance of each category, and the sectors within a category; and

- the amount of the fund's total assets invested in each category and sector.

Accordingly, the value of the fund's shares may be negatively affected if:

- the securities in one of the fund's categories or sectors do not perform as well as securities in the other categories or sectors;

- the fund invests large amounts in a category or sector that does not perform as well as the other categories or sectors; and

- when selecting categories and sectors of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category or sector.

Additionally, each category of investment involves specific risks. As a general matter, the stock category

                                                                           GAA-5
involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments -- and, therefore, the value of the fund's shares -- to fluctuate, and you could lose money.

Moreover, the fund's stock category holds stocks in five different sectors. The fund's performance may be affected if stocks in one of these five sectors do not perform as well as stocks in the other sectors.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small- and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund -- and therefore, the value of the fund's shares -- will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund -- and, therefore, the value of the fund's shares -- will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. Fixed-Income and International debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered

GAA-6
to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in International and Emerging Markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments -- and, therefore, the value of the fund's shares -- to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. (See the General SAI Disclosure for the 11 funds for a more detailed discussion of the risks and costs involved in investing in securities of foreign issuers.)


On January 1, 1999, the European Economic and Monetary Union implemented a common currency for several participating countries. This currency is commonly known as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Fund may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.


You may consider choosing this fund for investing some portion of your contract assets if (1) you are seeking to invest in stocks issued by companies located around the world, including emerging markets, but want to lower the risks involved by also investing in debt obligations and money market securities, and
(2) you are comfortable with a professional money manager determining the timing and amount of the investment in each of the investment categories and sectors.

INVESTMENT ADVISER AND PORTFOLIO MANAGER


The fund's investment adviser is Lincoln Investment Management (Lincoln Investment). You can find information about Lincoln Investment, including its plans to merge into a newly created series of its affiliate, Delaware Management Business Trust, in the General Prospectus Disclosure under "Management of the funds -- Investment advisor." Lincoln Investment is responsible for overall management of the fund's securities investments. This includes monitoring the fund's sub-adviser, Putnam Investment Management, Inc. ("Putnam"). Putnam's address is One Post Office Square, Boston, Massachusetts 02109.


Putnam, founded in 1937, is one of the oldest and largest investment management firms in the U.S. Putnam's Global Asset Allocation Team has primary responsibility for the day-to-day management of the fund and all decisions concerning the size and amount of the investment in each investment category. Putnam's investment teams are responsible for specific investment categories and sectors and make all recommendations and decisions regarding the purchase and sale of individual securities.

                                                                           GAA-7
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THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GAA-8

GENERAL PROSPECTUS DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION

This General Prospectus Disclosure is part of the Prospectus of:

Lincoln National Aggressive Growth Fund, Inc.
(Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc.
(Capital Appreciation)

Lincoln National Equity-Income Fund, Inc.
(Equity-Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc.
(Money Market)

Lincoln National Social Awareness Fund, Inc.
(Social Awareness)

Lincoln National Special Opportunities Fund, Inc.
(Special Opportunities)

The following information applies to each fund, unless otherwise indicated.

NET ASSET VALUE

Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund, determines its NAV by:

- adding the values of all securities investments and other assets,

- subtracting liabilities (including dividends payable), and

- dividing by the number of shares outstanding.

NYSE's most recent announcement states that, as of the date of this prospectus, the NYSE will be closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NYSE may also be closed on other days. The NYSE may modify its holiday schedule at any time.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) values its securities investments as follows:

- equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter;

- debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and

- equity securities, debt securities and other assets for which market quotations are not readily available, fair value as determined in good faith under the authority of each fund's Board of Directors.

MONEY MARKET FUND. The Money Market Fund values its securities using the amortized cost method of valuation provided by SEC Rule 2a-7 under the Investment Company Act of 1940. Under the Rule, the fund's NAV must fairly reflect market value.

See the General SAI Disclosure for the methodology that a fund (other than for the Money Market Fund) uses to value short-term investments, options, futures and options on futures, and foreign securities.

MANAGEMENT OF THE FUNDS

Each fund's business and affairs are managed under the direction of its Board of Directors. The Board has the power to amend the bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.

INVESTMENT ADVISOR. Lincoln Investment Management, Inc. (Lincoln Investment or advisor) is the investment advisor to each fund. Its headquarters are at 200 East Berry Street, Fort Wayne, Indiana 46802.

The advisor has registered with the SEC as an investment advisor and acted as an investment advisor to mutual Funds for over 40 years. The advisor also acts as investment advisor to Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc., closed-end investment companies.

The advisor is a wholly-owned subsidiary of Lincoln National Corp. (LNC), a publicly-held insurance holding company organized under Indiana law. LNC, through its subsidiaries, provides life insurance and annuities, property-casualty insurance, reinsurance and financial services.

                                                                           GPD-1

The advisor, either directly or through a sub-advisor, provides portfolio management and investment advice to each fund and administers each fund's other affairs, subject to the supervision of each fund's Board of Directors.

Lincoln Investment has informed the funds that it intends to merge into a newly created series of its affiliate, Delaware Management Business Trust ("Delaware") during the second or third quarter of 2000. Delaware is registered with the SEC as an investment adviser and, like Lincoln Investment, is a wholly owned subsidiary of Lincoln National Investments, Inc., and ultimately of Lincoln National Corporation. The address of Delaware is 2005 Market Street, Philadelphia, PA 19103. Lincoln Investment does not expect the merger to result in any change in the level of advisory services that it currently provides to the funds, although there may be some changes in, and additions to, personnel. Lincoln Investment has concluded that the proposed merger would not result in an "assignment" of its investment advisory agreements with the funds, or of its sub-advisory agreements with the sub-advisors, that would require shareholder approval under the Investment Company Act of 1940, as amended. The proposed merger is subject to review by the funds' boards of directors.

Some of the funds using sub-advisors have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisors. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

Each fund pays the advisor a monthly fee for the advisor's services. The annual rate of the fee is based on the average daily net asset value of each fund, as shown in the following chart:

FUND                                             ...OF AVERAGE DAILY NET ASSET VALUE
-------------------------------------------------------------------------------------------------
Aggressive Growth                    .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; .65 of 1% of the excess over $400 million
Capital Appreciation                 .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Equity-Income                        .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Global Asset Allocation              .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; and .68 of 1% of the excess over $400 million
International                        .90 of 1% of the first $200 million; .75 of 1% of the next
                                     $200 million; and .60 of 1% in excess over $400 million
All other funds                      .48 of 1% of the first $200 million; .40 of 1% of the next
                                     $200 million; and .30 of 1% in excess over $400 million

--------------------------------------------------------------------------------

1999 ADVISORY FEES*
FUND                                 1999 RATIO OF THE ADVISOR'S COMPENSATION TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
Aggressive Growth                                                .73%
Bond                                                              .45
Capital Appreciation                                              .72
Equity-Income                                                     .72
Global Asset Allocation                                           .72
Growth and Income                                                 .31
International                                                     .77
Managed                                                           .36
Money Market                                                      .48
Social Awareness                                                  .33
Special Opportunities                                             .37

* The sub-advisor to the funds, where applicable, is paid out of the fees paid to the advisor.
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF FUND SHARES

Each fund sells its shares of common stock to Lincoln Life and Lincoln Life & Annuity Company of New York. Lincoln Life and Lincoln Life & Annuity Company of New York hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and Lincoln Life & Annuity Company of New York variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after Lincoln Life and

GPD-2

Lincoln Life & Annuity Company of New York receives a purchase or redemption request. However, each fund redeems its shares held by Lincoln Life and Lincoln Life & Annuity Company of New York for its own account at the NAV next determined after the fund receives the redemption request. The value of shares redeemed may be more or less than original cost, depending on the market value of a fund's securities investments at the time of redemption.

The fund normally pays for shares redeemed within seven days after Lincoln Life and Lincoln Life & Annuity Company of New York receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:

- the NYSE closes for other than weekends and holidays;

- the SEC restricts trading on the NYSE;

- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or

- The SEC permits, by order, for the protection of fund shareholders.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Each fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Code relieves a regulated investment company from certain Federal income tax and excise tax, if the company distributes substantially all of its net investment income and net realized capital gains. See the SAI for a more complete discussion.

Each fund must meet asset diversification requirements under Section 817(h) of the Code and the related regulation of the United States Treasury Department. Each fund intends to comply with these diversification requirements.

Since the only shareholders of the funds are Lincoln Life and Lincoln Life & Annuity Company of New York, this Appendix does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), including the failure of a fund to meet the diversification requirements discussed above, see the Prospectus for the variable account.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Each fund's Annual Report includes the portfolio manager's discussion of the fund's performance for the previous fiscal year and the factors affecting the performance. Each fund will send you a free copy of its Annual Report on request.

                                                                           GPD-3

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the funds for the past 5 years, or, if shorter, the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, are included in the annual report, which is available upon request.

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS  LESS DIVIDENDS FROM:
                                                                                                                     RATIO
                    NET                    NET REALIZED                                                                OF
                   ASSET                      AND                                                      NET           EXPENSES
                   VALUE       NET         UNREALIZED                               NET               ASSET            TO
                  BEGINNING INVESTMENT     GAIN (LOSS)   TOTAL FROM      NET      REALIZED            VALUE          AVERAGE
                    OF        INCOME           ON        INVESTMENT    INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET
  PERIOD ENDED    PERIOD    (LOSS)(2)      INVESTMENTS   OPERATIONS     INCOME    INVESTMENTS DIVIDENDS PERIOD RETURN(1) ASSETS
-----------------------------------------------
Lincoln National Aggressive Growth Fund, Inc.
12/31/99          $13.367       (0.060)         5.732         5.672      (0.001)     --       (0.001) $19.038  42.43%   0.87%
12/31/98          $16.385        0.001         (0.810)       (0.809)     (0.023)    (2.186)   (2.209) $13.367  (6.20%)   0.81%
12/31/97          $13.980        0.023          3.055         3.078       --        (0.673)   (0.673) $16.385  23.09%   0.81%
12/31/96          $12.183        0.004          1.989         1.993      (0.004)    (0.192)   (0.196) $13.980  17.02%   0.82%
12/31/95          $ 9.048        0.007          3.135         3.142      (0.007)     --       (0.007) $12.183  34.15%   0.94%
Lincoln National Bond Fund, Inc.
12/31/99          $12.689        0.772         (1.180)       (0.408)     (0.845)     --       (0.845) $11.436  (3.27%)   0.53%
12/31/98          $12.861        0.662          0.494         1.156      (1.328)     --       (1.328) $12.689   9.56%   0.52%
12/31/97          $11.766        0.785          0.310         1.095       --         --        --    $12.861   9.30%   0.53%
12/31/96          $12.247        0.767         (0.481)        0.286      (0.767)     --       (0.767) $11.766   2.31%   0.51%
12/31/95          $10.941        0.803          1.306         2.109      (0.803)     --       (0.803) $12.247  18.95%   0.49%
Lincoln National Capital Appreciation Fund, Inc.
12/31/99          $21.772        0.007          9.839         9.846       --        (0.152)   (0.152) $31.466  45.46%   0.78%
12/31/98          $17.530       (0.003)         6.127         6.124      (0.050)    (1.832)   (1.882) $21.772  37.96%   0.83%
12/31/97          $14.504        0.050          3.510         3.560       --        (0.534)   (0.534) $17.530  25.29%   0.89%
12/31/96          $12.916        0.135          2.051         2.186      (0.135)    (0.463)   (0.598) $14.504  18.02%   0.93%
12/31/95          $10.152        0.116          2.764         2.880      (0.116)     --       (0.116) $12.916  28.69%   1.07%
Lincoln National Equity-Income Fund, Inc.
12/31/99          $21.715        0.189          1.204         1.393      (0.171)    (0.890)   (1.061) $22.047   6.27%   0.79%
12/31/98          $20.118        0.282          2.204         2.486      (0.460)    (0.429)   (0.889) $21.715  12.73%   0.79%
12/31/97          $15.780        0.229          4.511         4.740       --        (0.402)   (0.402) $20.118  30.67%   1.02%
12/31/96          $13.507        0.288          2.451         2.739      (0.288)    (0.178)   (0.466) $15.780  19.81%   1.08%
12/31/95          $10.335        0.275          3.218         3.493      (0.275)    (0.046)   (0.321) $13.507  34.74%   1.15%
Lincoln National Global Asset Allocation Fund, Inc.
12/31/99          $15.759        0.323          1.409         1.732      (0.266)    (0.432)   (0.698) $16.793  11.36%   0.91%
12/31/98          $15.628        0.357          1.585         1.942      (0.589)    (1.222)   (1.811) $15.759  13.50%   0.91%
12/31/97          $14.226        0.383          2.205         2.588       --        (1.186)   (1.186) $15.628  19.47%   0.89%
12/31/96          $13.391        0.392          1.522         1.914      (0.392)    (0.687)   (1.079) $14.226  15.04%   1.00%
12/31/95          $11.144        0.412          2.247         2.659      (0.412)     --       (0.412) $13.391  23.95%   0.92%
Lincoln National Growth and Income Fund, Inc.
12/31/99          $46.288        0.509          7.356         7.865      (0.497)    (1.946)   (2.443) $51.710  17.55%   0.36%
12/31/98          $41.949        0.607          7.371         7.978      (1.164)    (2.475)   (3.639) $46.288  20.33%   0.35%
12/31/97          $33.110        0.649          9.331         9.980       --        (1.141)   (1.141) $41.949  30.93%   0.35%
12/31/96          $29.756        0.683          4.943         5.626      (0.683)    (1.589)   (2.272) $33.110  18.76%   0.36%
12/31/95          $23.297        0.701          7.680         8.381      (0.701)    (1.221)   (1.922) $29.756  38.81%   0.35%
Lincoln National International Fund, Inc.
12/31/99          $15.982        0.294          2.182         2.476      (0.529)    (3.555)   (4.084) $14.374  17.75%   0.92%
12/31/98          $14.673        0.253          1.838         2.091      (0.189)    (0.593)   (0.782) $15.982  14.65%   0.93%
12/31/97          $14.556        0.066          0.771         0.837       --        (0.720)   (0.720) $14.673   6.00%   0.93%
12/31/96          $13.398        0.071          1.244         1.315      (0.071)    (0.086)   (0.157) $14.556   9.52%   1.19%
12/31/95          $13.027        0.069          0.892         0.961      (0.069)    (0.521)   (0.590) $13.398   8.89%   1.27%
Lincoln National Managed Fund, Inc.
12/31/99          $18.971        0.622          0.767         1.389      (0.552)    (0.898)   (1.450) $18.910   7.75%   0.42%
12/31/98          $19.304        0.599          1.632         2.231      (1.162)    (1.402)   (2.564) $18.971  12.72%   0.42%
12/31/97          $16.266        0.661          2.811         3.472       --        (0.434)   (0.434) $19.304  21.82%   0.42%
12/31/96          $15.895        0.628          1.291         1.919      (0.628)    (0.920)   (1.548) $16.266  12.05%   0.43%
12/31/95          $12.783        0.623          3.132         3.755      (0.623)    (0.020)   (0.643) $15.895  29.29%   0.43%

                   RATIO
                   OF NET
                   INVESTMENT
                   INCOME
                     TO              NET ASSETS
                   AVERAGE  PORTFOLIO AT END OF
                    NET     TURNOVER   PERIOD
  PERIOD ENDED     ASSETS    RATE     (000'S)
Lincoln National
12/31/99            (0.48%)  208.50% $  448,193
12/31/98             0.01%   102.33% $  335,366
12/31/97             0.16%   105.07% $  342,763
12/31/96             0.03%    77.51% $  242,609
12/31/95             0.06%    85.82% $  138,471
Lincoln National
12/31/99             6.02%    39.11% $  330,923
12/31/98             5.90%    51.33% $  363,808
12/31/97             6.45%    56.16% $  280,383
12/31/96             6.56%   142.19% $  253,328
12/31/95             6.90%   139.61% $  250,816
Lincoln National
12/31/99             0.03%    59.68% $1,913,076
12/31/98            (0.01%)   77.99% $  770,736
12/31/97             0.35%   137.07% $  451,036
12/31/96             0.99%    92.73% $  267,242
12/31/95             1.00%   195.63% $  127,936
Lincoln National
12/31/99             0.86%   191.21% $  990,758
12/31/98             1.40%    29.04% $  991,977
12/31/97             1.46%    17.81% $  811,070
12/31/96             1.99%    22.17% $  457,153
12/31/95             2.27%    27.81% $  238,771
Lincoln National
12/31/99             2.05%   134.31% $  490,804
12/31/98             2.36%   133.84% $  490,154
12/31/97             2.77%   178.40% $  438,090
12/31/96             2.93%   167.33% $  316,051
12/31/95             3.36%   146.49% $  248,772
Lincoln National
12/31/99             1.05%    15.91% $4,709,687
12/31/98             1.44%    33.55% $4,263,557
12/31/97             1.79%    32.09% $3,540,862
12/31/96             2.23%    46.70% $2,465,224
12/31/95             2.64%    51.76% $1,833,450
Lincoln National
12/31/99             2.05%    11.51% $  526,317
12/31/98             1.63%   123.11% $  501,654
12/31/97             0.44%    77.58% $  466,229
12/31/96             0.51%    68.67% $  440,375
12/31/95             0.59%    63.15% $  358,391
Lincoln National
12/31/99             3.25%    44.79% $  927,572
12/31/98             3.31%    57.36% $  965,486
12/31/97             3.77%    53.40% $  850,646
12/31/96             4.05%   108.86% $  675,740
12/31/95             4.37%   112.52% $  589,165

GPD-4

                             INCOME (LOSS) FROM INVESTMENT OPERATIONS  LESS DIVIDENDS FROM:
                                                                                                                     RATIO
                    NET                    NET REALIZED                                                                OF
                   ASSET                      AND                                                      NET           EXPENSES
                   VALUE       NET         UNREALIZED                               NET               ASSET            TO
                  BEGINNING INVESTMENT     GAIN (LOSS)   TOTAL FROM      NET      REALIZED            VALUE          AVERAGE
                    OF        INCOME           ON        INVESTMENT    INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET
  PERIOD ENDED    PERIOD    (LOSS)(2)      INVESTMENTS   OPERATIONS     INCOME    INVESTMENTS DIVIDENDS PERIOD RETURN(1) ASSETS
-----------------------------------------------
Lincoln National Money Market Fund, Inc.
12/31/99          $10.000        0.468            N/A         0.468      (0.468)       N/A    (0.468) $10.000   4.62%   0.59%
12/31/98          $10.000        0.497            N/A         0.497      (0.497)       N/A    (0.497) $10.000   5.10%   0.58%
12/31/97          $10.000        0.501            N/A         0.501      (0.501)       N/A    (0.501) $10.000   5.13%   0.59%
12/31/96          $10.000        0.505            N/A         0.505      (0.505)       N/A    (0.505) $10.000   5.07%   0.57%
12/31/95          $10.000        0.570            N/A         0.570      (0.570)       N/A    (0.570) $10.000   5.67%   0.52%
Lincoln National Social Awareness Fund, Inc.
12/31/99          $40.283        0.319          5.649         5.968      (0.296)    (1.663)   (1.959) $42.292  15.44%   0.38%
12/31/98          $35.657        0.367          6.414         6.781      (0.672)    (1.483)   (2.155) $40.283  19.89%   0.38%
12/31/97          $27.316        0.364          9.447         9.811       --        (1.470)   (1.470) $35.657  37.53%   0.41%
12/31/96          $22.590        0.389          5.748         6.137      (0.389)    (1.022)   (1.411) $27.316  28.94%   0.46%
12/31/95          $16.642        0.432          6.491         6.923      (0.432)    (0.543)   (0.975) $22.590  42.83%   0.50%
Lincoln National Special Opportunities Fund, Inc.
12/31/99          $33.416        0.482         (1.779)       (1.297)     (0.373)    (3.521)   (3.894) $28.225  (4.45%)   0.44%
12/31/98          $35.056        0.470          1.795         2.265      (0.862)    (3.043)   (3.905) $33.416   6.79%   0.42%
12/31/97          $29.423        0.477          7.293         7.770       --        (2.137)   (2.137) $35.056  28.15%   0.42%
12/31/96          $27.383        0.548          3.867         4.415      (0.548)    (1.827)   (2.375) $29.423  16.51%   0.44%
12/31/95          $22.164        0.616          6.131         6.747      (0.616)    (0.912)   (1.528) $27.383  31.86%   0.45%

                   RATIO
                   OF NET
                   INVESTMENT
                   INCOME
                     TO              NET ASSETS
                   AVERAGE  PORTFOLIO AT END OF
                    NET     TURNOVER   PERIOD
  PERIOD ENDED     ASSETS    RATE     (000'S)
Lincoln National
12/31/99             4.68%      N/A  $  234,676
12/31/98             4.97%      N/A  $  137,062
12/31/97             5.01%      N/A  $   89,227
12/31/96             5.07%      N/A  $   90,358
12/31/95             5.67%      N/A  $   75,319
Lincoln National
12/31/99             0.79%    23.77% $1,946,179
12/31/98             1.10%    37.55% $1,868,231
12/31/97             1.37%    34.84% $1,255,494
12/31/96             1.58%    45.90% $  636,595
12/31/95             2.21%    54.02% $  297,983
Lincoln National
12/31/99             1.46%    96.49% $  665,652
12/31/98             1.44%    76.27% $  917,796
12/31/97             1.57%    73.74% $  872,822
12/31/96             2.00%    88.17% $  648,592
12/31/95             2.39%    90.12% $  505,755

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

(2) Per share information for the years ended December 31, 1999 and 1998 were based on the average shares outstanding method for Capital Appreciation, Equity-Income, Global Asset Allocation and International.

GENERAL INFORMATION

You should direct any inquiry to Lincoln National Life Insurance Co., at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265).

Each fund will issue:

- unaudited semiannual reports showing current investments and other information; and

- annual financial statements audited by the fund's independent auditors.

These Prospectuses do not contain all the information included in the Registration Statements that the funds have filed with the SEC. You may examine the Registration Statements, including exhibits, at the SEC in Washington, D.C. Statements made in the Prospectuses about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that CONTRACT or other document filed as an exhibit to the related Registration Statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

Lincoln Life performs the dividend and transfer functions for each fund.

                                                                           GPD-5

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GPD-6

You can find additional information in each fund's Statement of Additional Information (SAI), which is on file with the SEC. Each fund incorporates its SAI, dated May 1, 2000, into its Prospectus. Each fund will provide a free copy of its SAI on request.

You can find still further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The Annual Report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its Annual and Semi-Annual Report on request.

For an SAI or Report, either write Lincoln National Life Insurance Co.,
P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.

You can review and copy information about the funds (including the SAIs) at the SEC's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also get reports and other information about the funds on the SEC's Internet site at http:// www.sec.gov. You can get copies of this information by writing the SEC Public Reference Section, Washington, D.C. 20549-6009, and paying a duplicating fee.

Fund Investment Company Act File Numbers:

LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.:            33-70742;   811-8090
LINCOLN NATIONAL BOND FUND, INC.:                          2-80746;   811-3210
LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.:         33-70272;   811-8074
LINCOLN NATIONAL EQUITY-INCOME FUND, INC.:                33-71158;   811-8126
LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.:      33-13530;   811-5115
LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.:             2-80741;   811-3211
LINCOLN NATIONAL INTERNATIONAL FUND, INC.:                33-38335;   811-6233
LINCOLN NATIONAL MANAGED FUND, INC.:                       2-82276;   811-3683
LINCOLN NATIONAL MONEY MARKET FUND, INC.:                  2-80743;   811-3212
LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.:             33-19896;   811-5464
LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.:         2-80731;   811-3291

                                                                           GPD-7

LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.


The SAI provides more information about the fund. The fund's audited financial statements and the report of Ernst & Young, LLP, Independent Auditors, are incorporated by reference to the fund's 1999 Annual Report. This SAI should be read in conjunction with the prospectus of the Global Asset Allocation Fund dated May 1, 2000. You may obtain a copy of the fund's Annual Report or prospectus on request and without charge. Please write Lincoln National Life Insurance Co, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).


The fund's SAI is not a prospectus.

CONTENTS


SUBJECT                                      PAGE
--------------------------------------------------
Description of the Fund                     GAA-2
Additional Investment Strategies and Risks  GAA-2

Strategic Portfolio Transactions            GAA-3
Investment Restrictions                     GAA-10
Portfolio Transactions and Brokerage        GAA-11
General SAI Disclosure -- Important
Additional Information



May 1, 2000


                                                                           GAA-1

DESCRIPTION OF THE FUND

Lincoln National Global Asset Allocation Fund, Inc. (fund), was incorporated in Maryland in 1987 as Lincoln National Putnam Master Fund, Inc. It operated under that name until 1994, when the present name was adopted in order to more adequately project the fund's global investment orientation. The fund is an open-end diversified management investment company whose investment objective is long-term total return consistent with preservation of capital. The fund's investment objective and certain investment restrictions are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. The fund may change its non-fundamental investment policies without prior shareholder approval. See "Investment restrictions." There can be no assurance that the objective of the fund will be achieved. References to advisor in this SAI may include both Lincoln Investment Management, Inc. (Lincoln Investment) and Putnam Investment Management, Inc., unless the context otherwise indicates.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The Prospectus discusses the fund's principal investment strategies used to pursue the fund's investment objective and the risks of those strategies. The following discussion describes other investment strategies that the fund may use as market conditions warrant, and notes the risks associated with these other investment strategies. (Italicized terms that are not defined herein are defined in the fund's Prospectus.)

CONVERTIBLE SECURITIES

These securities include investments in corporate bonds, notes or preferred stocks that can be converted into or exchanged for common stock.

FOREIGN INVESTMENTS; AMERICAN DEPOSITARY RECEIPTS (ADRS) AND EUROPEAN DEPOSITARY RECEIPTS (EDRS)

The International Stock and International Fixed-Income sectors may each invest 100% of their respective assets in securities principally traded in foreign markets. The other investment sectors may do so as well, but only up to the following percentages of their total assets: the money market category, 50%; all other sectors, 10%. (Eurodollar certificates of deposit are excluded for purposes of these limitations.) As discussed in the fund's prospectus, foreign investments can involve risks not present in domestic investments. With respect to 65% of the assets allocated to each of the International Stock and International Fixed-Income categories, the fund will hold securities in at least three countries outside the United States at all times.

As also discussed in the fund's prospectus, the fund may invest in securities of issuers located in countries considered to be emerging markets. While emerging market countries may change over time depending on market and economic conditions, at present the fund believes that emerging market countries include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

For the domestic sectors, the fund may invest in depositary receipts. These consist of ADRs and EDRs, and involve investing indirectly in an underlying foreign security. Generally ADRs, which are in registered form, are U.S. dollar-denominated securities designed for use in the U.S. securities markets and which may be converted into the underlying security. EDRs, which are in bearer form, are designed for use in the European securities markets. No more than 5% of the fund's assets will be invested in unsponsored ADRs or EDRs. Issuers of the stock of such unsponsored ADRs and EDRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs or EDRs.


On January 1, 1999, the European Economic and Monetary Union implemented a new currency unit, the euro, for eleven participating European countries. The countries that initially converted or tied their currencies to the euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Each participating country is currently phasing in use of the Euro for major financial transactions. In addition, each participating country will begin using the euro for currency transactions beginning July 1, 2002. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in euros. Participating governments will issue their bonds in euros, and monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank. The transition to the euro is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world.



Although it is not possible to predict the impact of the euro implementation plan on the Fund, the transition to the euro presents unique uncertainties, including: (i) the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro;
(ii) the establishment and maintenance of exchange rates for currencies being converted into the euro; (iii) the fluctuation of the euro


GAA-2
relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; (iv) whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and (v) whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the euro and the admission of other non-EU countries, such as Poland, Latvia and Lithuania, as members of the EU may have an impact on the euro or on the computer systems used by the Fund's service providers to process the Fund's transactions.



Further, the process of implementing the euro may adversely affect financial markets outside of Europe and may result in changes in the relative strength and value of the U.S. dollar or other major currencies. The transition to the euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.



These or other factors could cause market disruptions, and could adversely affect the value of securities held by the Fund. Because of the number of countries using this single currency, a significant portion of the assets of the Fund may be denominated in the euro.


U.S. FIXED-INCOME DEBT OBLIGATIONS

This sector also includes investment-grade debt obligations, including both government and corporate obligations, with maturities of greater than 40 years. The fund, however, may not invest more than 5% of this sector's assets in securities with maturities greater than 40 years. As a general matter, the value of debt obligations will fluctuate with changes in interest rates, and these fluctuations can be greater for debt obligations with longer maturities. Investment grade bonds are those rated at the time of purchase in the top four credit rating categories of Moody's Investors Service (Moody's) or Standard & Poor's Corp. (S&P), or their equivalents from other nationally recognized rating agencies, or are unrated securities judged by the advisor to be of comparable value. (See the General Prospectus Disclosure for the 11 funds for a description of the credit rating categories of Moody's and S&P.)

This sector also includes mortgage-backed securities, which are debt obligations issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMO's). The mortgages involved could be those on commercial or residential real estate properties.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of other investment-grade debt obligations in response to changes in interest rates.

LOWER-RATED FIXED-INCOME SECURITIES. This category will include investments in U.S. and foreign fixed-income securities rated at the time of purchase below Baa by Moody's, or BBB by S&P, or their equivalents from other nationally recognized rating agencies, or if unrated, are determined by the sub-adviser to be of comparable quality, as long as, after the purchase, 15% or less of the fund's total assets would be invested in securities of that quality. The fund may take full advantage of the entire range of U.S. and foreign junk bonds, (except that no more than 10% of fund assets may be in emerging market issues). In any event, the fund will not purchase securities rated at the time of purchase lower than Ca by Moody's or CCC by S&P, or their equivalents from other nationally recognized rating agencies, or, if unrated, determined by the sub-advisor to be of comparable quality, if as a result of the purchase more than 5% of the fund's total assets would be invested in securities of that quality.

STRATEGIC PORTFOLIO TRANSACTIONS

The portfolio manager for the fund may, at any given time, invest a portion of the fund's assets in one or more strategic portfolio transactions which we define as derivative transactions and cash enhancement transactions.

For your convenience, in the General SAI Disclosure for the 11 funds, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. Note also that the General SAI Disclosure for the 11 funds contains definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.

                                                                           GAA-3

THE GLOBAL ASSET ALLOCATION FUND IS AUTHORIZED:

a) for derivative transactions, to: buy and sell foreign currency forward contracts; buy and sell foreign currency futures contracts; and buy exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. For hedging purposes, the fund may sell covered call options on foreign currencies. All of the foregoing may also be done as cross-hedging that is, using a currency different from the one in which the portfolio securities are denominated.

In addition, the fund may sell covered call and put options on equity and fixed-income (debt) securities of U.S. issuers; sell put and call options and buy put options on securities of U.S. issuers; buy and sell futures contracts and options on futures contracts with respect to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; buy and sell futures contracts and related options with respect to U.S. and foreign stock indices, foreign fixed-income securities and foreign currencies and engage in spread and straddle transactions.

b) for cash enhancement transactions, to: lend portfolio securities if such loans of securities do not exceed 25% of the fund's assets, and engage in repurchase transactions. Collateral will be continually maintained at no less than 102% of the value of the loaned securities or of the repurchase price, as applicable.

OPTIONS AND FUTURES PORTFOLIO STRATEGIES

The fund may seek to increase its current return by writing covered call or put options with respect to some or all of the debt or equity securities of issuers in the United States (U.S. securities) held in its portfolio. In addition, by writing options and purchasing put options on U.S. securities, and purchasing and selling futures contracts and related options with respect to (1) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and (2) stock indices, foreign fixed income securities and foreign currencies, the fund may at times seek to reduce fluctuations in net asset value by hedging against either a decline or an increase in the value of U.S. securities or other securities owned by the fund. The fund, however, anticipates that net asset value will fluctuate to some degree. Expense and any losses resulting from these hedging strategies will tend to reduce the fund's current return.

The fund's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore no assurance can be given that the fund will be able to utilize these instruments effectively for the purposes stated previously. Furthermore the fund's ability to engage in options and futures contracts transactions may be limited by tax considerations. Although the fund will only engage in options and futures contracts transactions for limited purposes, they involve certain risks which are described under Risk factors in options and futures transactions.

In connection with transactions in futures contracts, including foreign currency futures contracts and related options, the fund will be required to deposit as initial margin an amount of cash and short-term U.S. Government securities of up to 5% of the contract amount. Thereafter, subsequent payments are made to and from the broker to reflect changes in the value of the futures contracts. The fund will not purchase or sell futures contracts or related options for non-hedging purposes if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for options on futures contracts for non-hedging purposes would exceed 5% of the fund's net assets. (For options which are in-the-money at the time of purchase, the amount by which the option is in-the-money is excluded from this calculation.)

The fund may purchase and sell options and futures on foreign securities and currencies held in its portfolio when, in the opinion of the advisor, the investment characteristics of such options and contracts are acceptable. It is expected that risks related to those transactions will not differ materially from risks related to options and futures on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. Also, options and futures markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

In addition to the options strategies described previously, the fund may engage in spread transactions in which it purchases and writes a put or call option on the same underlying security or currency, with the options having different exercise prices and/or expiration dates. The fund may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same security or currency. Spread and straddle transactions require the fund to purchase and/or write more than one option simultaneously. Accordingly, the fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the fund were to purchase or sell a single option. Similarly, costs incurred by the fund in connection with these transactions will in many cases by greater than if the fund were to purchase or sell a single option.

A call option included in a spread or straddle will be deemed to be covered if the fund holds, on a security-for-security or currency-for-currency basis, an option on the same security or currency with an exercise price equal to or less than the exercise price of the call written (or, where the exercise price is greater than that of

GAA-4
the option written by the fund, if the fund segregates cash or high-grade, short-term debt obligations equal to the difference). Similarly, a put option included in a spread or straddle will be deemed to be covered if the fund holds, on a security-for-security or currency-for-currency basis, a put option on the same security or currency with an exercise price equal to or greater than the exercise price of the put option written by the fund (or, where the exercise price is less than that of the option written by the fund, if the fund segregates cash or high-grade short-term debt obligations equal to the difference).

RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS

The use of options and futures for hedging may involve certain special risks. Options and futures transactions involve costs and may result in losses. Options and futures transactions involve certain special risks, including the risk that the fund may be unable at times to close out such positions, that hedging transactions may not accomplish their purpose because of imperfect market correlations, or that the advisor may not forecast market or interest rate movements correctly.

The effective use of options and futures strategies is dependent on, among other things, the fund's ability to terminate options and futures positions at times when the advisor deems it desirable to do so. Although the fund will enter into an option or futures contract position only if the advisor believes that a liquid secondary market exists for such an option or futures contract, there is no assurance the fund will be able to effect closing transactions at any particular time or at any acceptable price. The fund generally expects that its option and futures contract transactions may purchase and sell options in the over-the-counter market. The fund's ability to terminate option positions in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. However, the fund will engage in these transactions only if, in the opinion of the advisor, the pricing mechanism and liquidity of the over-the-counter market are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

The use of options and futures strategies also involve the risk of imperfect correlation between movements in options and futures contracts prices and movements in the prices of securities or currencies which are the subject of the hedge. The successful use of these strategies further depends on the ability of the advisor to forecast market or interest rate movements correctly.

The securities exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the fund and other clients of the advisor may be considered to be such a group. These position limits may restrict the fund's ability to sell options on a particular security.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of the advisor such transactions are consistent with the fund's investment objectives and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offset some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit to the fund. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written before the option's expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction cost) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally

                                                                           GAA-5
reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by the fund.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as margin, or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

RISK FACTORS IN OPTIONS TRANSACTIONS

The successful use of the fund's options strategies depends on the ability of the advisor to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on the advisor's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on the advisor's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the options expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not lose any of its investment in such security if the price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when the advisor deems it desirable to do so. Although the fund will take an option position only if the advisor believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of option. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restriction on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualification imposed by the market or the Options Clearing Corp. (OCC), new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruption in the markets for the securities underlying options purchased or sold by the fund could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may

GAA-6
impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, a holder of such a put option could lose its entire investment in the prohibition remained in effect until the put option's expiration and the fund was unable either to acquire the underlying security or to sell the put option in the market.

Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different holidays are observe in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets ware closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as contract markets -- approved for such trading by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a future contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called variation margin, to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time before their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS. The fund may purchase and write call and put options futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase call options or write call options on

                                                                           GAA-7
futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. With respect to long positions assumed by the fund, the fund will establish a segregated asset account with its custodian, and will deposit into it an amount of cash and other assets permitted by CFTC regulations. The fund does not intend to leverage the futures contracts.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to the advisor's ability to predict movements in the direction of interest rates and other factors affecting securities markets. For example, if the fund has hedged against possibility of decline in the values of its investments and the values of its investments increased instead, the fund will lose part or all of the benefit of the increase through payments of daily maintenance margin. The fund may have to sell investments at a time when it may not be advantageous to do so in order to meet margin requirements.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on the futures contract itself would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen event might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out a position. The ability to establish an close out position will be subject to development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following:

1.  there may be insufficient trading interest in certain contracts or options;

2. restrictions may be imposed by an exchange on opening transactions or closing transactions or both;

3. trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities;

4. unusual or unforeseen circumstances may interrupt normal operations on an exchange;

5. the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or

6. one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. If the fund invests in tax-exempt securities issued by a governmental entity, the fund may purchase and sell futures contracts and related options on U.S. Treasury securities when, in the opinion of the advisor, price movements in treasury security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject to the hedge. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the fund is subject to the advisor's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an

GAA-8
increase in interest rates which would adversely affect tax-exempt securities held in its portfolio, and the prices of the fund's tax-exempt securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

With respect to investments made for the International Fixed Income Securities and the International Equity Securities investment categories, the fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The advisor may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (transaction hedging), and to protect the value of specific portfolio positions (position hedging.)

The fund may engage in transaction hedging to protect against a change in the foreign currency exchange rate between the date on which the fund contracts to purchase or sell the security and the settlement date, or to lock in the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For this purpose, the fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

If conditions warrant, the fund may also enter into contracts to purchase or sell foreign currencies at a future date (forward contracts) and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the counter call and put options on foreign currency futures contracts and on foreign currencies.

The fund may engage in position hedging to protect against the decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of currency for securities which the fund expects to buy, when the fund holds cash reserves and short-term investments). For position hedging purposes the fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, the fund may also purchase or sell foreign currency on a spot basis. In addition, as part of its position hedging strategies, the fund may engage in the forward contract, futures contract and options transactions described previously using a currency different from that in which the portfolio securities are denominated (cross-hedging) if the advisor believes that the U.S. dollar value of the currency used in cross-hedging will fall or rise, as the case may be, whenever there is a decrease or increase, respectively, in the U.S. dollar value of the currency in which the portfolio securities are denominated.

Hedging transactions involve costs and may result in losses. The fund may write covered call options on foreign currencies to offset some of the costs of hedging those currencies, as well as to increase current return. The fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the advisor, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The fund's ability to engage in hedging and related option transactions may be limited by tax considerations.

LENDING OF SECURITIES

The fund may make secured loans of its portfolio securities amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities lent. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved. The fund will not loan its portfolio securities to the advisor, the sub-advisor or an affiliate thereof.

                                                                           GAA-9

FORWARD COMMITMENTS

The fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (forward commitments) if the fund (a) holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price or (b) enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced purchase commitments, the exact price and estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities, and include a risk of loss if the value of the security to be purchased declines in value before the settlement date. This risk is in addition to the risk of decline in value of the fund's other assets. Where the fund purchases forward commitments through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring the securities for its portfolio, the fund may dispose of a commitment before settlement if the advisor deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements with respect to the amount of its total assets (taken at current value) specified in the Prospectus. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to re-sell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. Government or its agencies or instrumentalities. The Board of Directors or its delegate will evaluate the creditworthiness of all entities with which the fund proposes to enter into repurchase agreements. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to the repurchase. The advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

INVESTMENT RESTRICTIONS

The fund has adopted policies and investment restrictions. The investment restrictions may not be changed without a majority vote of its outstanding shares, and are considered fundamental. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (1) all percentage limitations apply immediately after the making of an investment; and (2) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

The fund may not:

1. Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

2. Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by restriction 1. (The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with the writing of put or call options and collateral arrangements with respect to margin for options on financial futures contracts are not deemed to be pledges or other encumbrances.)

3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with options on financial futures contracts.

4. Make short sales of securities or maintain a short sale position from the account of the fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities

GAA-10
    which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

5. Underwrite securities issued by other persons except to the extent that, in connection with disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

6. Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

7. Purchase or sell commodities or commodity contracts, except that the fund may write and purchase options on financial futures contracts.

8. Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or through the lending of its portfolio securities with respect to not more than 25% of its assets.

9. Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities (U.S. Government obligations).

10. Acquire more than 10% of the voting securities of any issuer.

11. Invest more than 25% of the value of its total assets in any one industry.

12. Invest in the securities of other investment companies, except as they may be acquired as part of a merger of consolidation or acquisition of assets.

13. Invest more than 5% of its net assets in securities restricted as to resale.

14. Make investments for the purpose of gaining control of a company's management.

15. Issue any class of securities which is senior to the fund's stock. (For purposes of this restriction, collateral arrangements with respect to the writing of options are not deemed to be the issuance of a senior security).

The following two restrictions are not fundamental, and the fund does not presently intend:

1. To invest in (a) securities which at the time of such investment are not readily marketable, (b) restricted securities and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the fund's total assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b) and (c).

2. To invest in equity securities for which market quotations are not readily available if, as a result, the aggregate of such investments would exceed 5% of the value of the fund's net assets; provided, however, that this restriction shall not apply to U.S. Government obligations. (Debt securities having equity features are not considered equity securities for purposes of this restriction.)

Although the provisions of fundamental investment restrictions 1, 2 and 4 permit the fund to engage in certain practices to a limited extent, the fund does not have any present intention of engaging in such practices.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The advisor is responsible for decisions to buy and sell securities for the fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

The advisor currently provides investment advice to a number of other clients. See "Investment advisor." It will be the practice of the advisor to allocate purchase and sale transactions among the fund and others whose assets are managed in such manner as is deemed equitable. In making such allocations, major factors to be considered are investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of

                                                                          GAA-11
investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the fund and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by the fund or other accounts or companies for which the advisor provides investment advice (including affiliates of the advisor). On occasions when the advisor deems the purchase or sale of a security to be in the best interest of the fund, as well as the other clients of the advisor, the advisor, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the fund with those to be sold or purchased for other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients, including the fund. In some instances, the procedures may impact the price and size of the position obtainable for the fund. Portfolio securities are not purchased from or sold to the advisor or any affiliated person (as defined in the 1940 Act) of the advisor.


In connection with effecting portfolio transactions, primary consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The advisor may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided. The Board of Directors of the fund will review regularly the reasonableness of commission and other transaction costs incurred from time to time, and, in that connection, will receive reports from the advisor and published data concerning transaction costs incurred by institutional investors generally. The nature of the research services provided to the advisors by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the advisor regards as a useful supplement of its own internal research capabilities. The advisor may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the advisor's clients; in addition, the advisor may allocate trades among brokers that generally provide superior brokerage and research services. During 1999, the advisor directed transactions totaling approximately $367 million to these brokers and paid commissions of approximately $481,317 in connection with these transactions. Research services furnished by brokers are used for the benefit of all the advisor's clients and not solely or necessarily for the benefit of the fund. The advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The fund does not reduce its fee to the advisor by any amount that might be attributable to the value of such services. The aggregate amount of brokerage commissions paid by the fund during 1999 was $620,471, for 1998 it was $570,904, and for 1997 it was $460,621.


Under the sub-advisory agreement between the advisor and the sub-advisor, the sub-advisor may perform some, or substantially all, of the investment advisory services required by the fund, even though the advisor remains primarily responsible for investment decisions affecting the fund. The sub-advisor will follow the same procedures and policies which are followed by the advisor as described previously. The sub-advisor currently provides investment advice to a number of other clients. See "Sub-advisor."

GAA-12

GENERAL SAI DISCLOSURE

(Note: this is uniform information for the 11 Funds. See each Fund's SAI for information specific to that Fund.)

THIS GENERAL SAI DISCLOSURE CONSTITUTES PART OF THE SAIS OF LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC. (AGGRESSIVE GROWTH), LINCOLN NATIONAL BOND
FUND, INC. (BOND), LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC. (CAPITAL APPRECIATION), LINCOLN NATIONAL EQUITY-INCOME FUND, INC. (EQUITY-INCOME), LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC. (GLOBAL ASSET ALLOCATION), LINCOLN NATIONAL GROWTH AND INCOME FUND, INC. (GROWTH AND INCOME), LINCOLN NATIONAL INTERNATIONAL FUND, INC. (INTERNATIONAL), LINCOLN NATIONAL MANAGED FUND, INC. (MANAGED), LINCOLN NATIONAL MONEY MARKET FUND, INC. (MONEY MARKET), LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC. (SOCIAL AWARENESS), AND LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC. (SPECIAL OPPORTUNITIES). UNLESS OTHERWISE INDICATED, THE FOLLOWING INFORMATION APPLIES TO EACH FUND.

INVESTMENT ADVISOR AND SUB-ADVISOR

Lincoln Investment Management, Inc. (Lincoln Investment or advisor) is the investment advisor to the funds and is headquartered at 200 E. Berry Street, Fort Wayne, Indiana 46802. Lincoln Investment is a subsidiary of Lincoln National Investments, Inc., which is a wholly-owned subsidiary of Lincoln National Corp. (LNC), a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services. Lincoln Investment is registered with the Securities and Exchange Commission (SEC) as an investment advisor and has acted as an investment advisor to mutual funds for over 40 years. The advisor also acts as investment advisor to Lincoln National Income Fund, Inc. (a closed-end investment company whose investment objective is to provide a high level of current income from interest on fixed-income securities) and Lincoln National Convertible Securities Fund, Inc. (a closed-end investment company whose investment objective is a high level of total return on its assets through a combination of capital appreciation and current income) and to other clients, and also acts as sub-adviser to two of the series of Delaware Group Adviser Funds, Inc. (the Corporate Income Fund and the Federal Bond Fund of that retail mutual fund complex).

Under an Advisory Agreement with each fund, the advisor provides portfolio management and investment advice to the funds and administers its other affairs, subject to the supervision of the fund's Board of Directors. The advisor, at its expense, will provide office space to the funds and all necessary office facilities, equipment and personnel and will make its officers and employees available to the funds as appropriate. In addition, the advisor will pay all expenses incurred by it or by the funds in connection with the management of each fund's assets or the administration of its affairs, other than those assumed by the funds, as described in the General Prospectus Disclosure. Lincoln Life has paid the organizational expenses of all the funds. The rates of compensation to the advisor is set forth in the General Prospectus Disclosure to the Prospectus.

                                                        1999                   1998                   1997
----------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                  $ 2,417,737            $ 2,476,022            $2,109,952

Bond Fund                                                 1,552,439              1,421,361             1,221,295

Capital Appreciation Fund                                 9,051,341              4,265,160             2,940,632

Equity-Income Fund                                        7,394,087              6,639,317             6,053,404

Global Asset Allocation Fund                              3,493,557              3,320,142             2,808,358

Growth and Income Fund                                   13,910,486             12,112,568             9,714,765

International Fund                                        3,998,445              3,837,594             3,741,563

Managed Fund                                              3,376,216              3,283,079             2,873,786

Money Market Fund                                           859,855                517,294               451,243

Social Awareness Fund                                     6,167,750              5,287,914             3,355,544

Special Opportunities Fund                                2,868,328              3,248,791             2,824,015

During the last three years, the advisor received the amounts, as mentioned above, for investment advisory services. If total expenses of the funds(excluding taxes, interest, portfolio brokerage commissions and fees, and expenses of an extraordinary and non-recurring nature, but including the investment advisory fee) exceed 1 1/2% per annum of the average daily net assets of each fund (2% for the International Fund), the advisor will pay such excess by offsetting it against the advisory fee. If such offset is insufficient to cover the excess, any balance remaining will be paid directly by the advisor to each fund.

SUB-ADVISORS. As advisor, Lincoln Investment is primarily responsible for investment decisions affecting each of the funds. However, Lincoln Investment has entered into sub-advisory agreements with several professional investment management firms. These firms provide some or substantially all of the investment advisory services required by a number of the funds, including day-to-day investment management of those funds' portfolios. Each sub-advisor makes investment decisions for its respective fund in accordance with that fund's investment objectives and places orders on behalf of that fund to effect those decisions. See the following tables for more information about the sub-advisors and their fees:

                                                                    ANNUAL FEE RATE BASED ON
  FUND                             SUB-ADVISOR                      AVERAGE DAILY NET ASSET VALUE
  -----------------------------------------------------------------------------------------------------------------------------

  Aggressive Growth                Putnam                           Currently .50 of 1% of the first $150 million .35 of 1% of
                                   One Post Office Square           the excess over $150 million; upon shareholder approval
                                   Boston, MA 02109                 fees will be .50 of 1% of the first $250 million, .45 of 1%
                                                                    of the excess over $250 million

  Capital Appreciation             Janus                            .55 of 1% of the first $100 million .50 of 1% of the next
                                   100 Fillmore Street              $400 million; and .45 of 1% of the excess over
                                   Denver, CO 80206                 $500 million

  Equity-Income                    Fidelity Trust                   .48 of 1%
                                   82 Devonshire Street
                                   Boston, MA 02108

  Global Asset Allocation          Putnam                           The greater of (a) $40,000; or (b) .47 of 1% of the first
                                   One Post Office Square           $200 million; .42 of 1% of the next $200 million; and .40
                                   Boston, MA 02109                 of 1% of any excess over $400 million

  International                    Delaware International Advisers  .50 of 1% of the first $200 million; .40 of 1% of the next
                                   Ltd.                             $200 million; and .35 of 1% of any excess over
                                   80 Cheapside,                    $400 million
                                   London, England
                                   EC2V 6EE

                                                                    ANNUAL FEE RATE BASED ON MARKET
                                                                    VALUE OF SECURITIES HELD IN THE
                                                                    PORTFOLIO OF EACH RESPECTIVE CLIENT
                                                                    FUND AT THE CLOSE OF BUSINESS ON THE
  FUND                             SUB-ADVISOR                      LAST TRADING DAY OF EACH CALENDAR QUARTER
  -----------------------------------------------------------------------------------------------------------------------------

  Growth and Income                Vantage                          .20 of 1%
                                   405 Lexington Avenue, 34th
                                   floor
                                   New York, NY 10174

  Managed                          Vantage                          .20 of 1%
                                   (stock portfolio only)

  Social Awareness                 Vantage                          .20 of 1%

  Special Opportunities            Vantage                          .20 of 1%

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' Board.

FMR Corp., organized in 1972, is the ultimate parent company of Fidelity Trust. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominately by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Putnam is a majority-owned subsidiary of Marsh & McLennan Companies, a diversified firm offering insurance and reinsurance broking, consulting, and investment management services. Putnam, however, operates independently of its parent.

During the last three years each sub-advisor received the following amounts for investment sub-advisory services. Lincoln Investment, not the fund, pays all sub-advisory fees owed.

                                                          1999                  1998                  1997
----------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                     1,637,988            $1,450,345            $1,229,800

Bond Fund                                                        N/A                   N/A                   N/A

Capital Appreciation Fund                                  5,545,764             2,840,385             2,072,388

Equity-Income Fund                                         5,268,247             5,248,803             4,781,931

Global Asset Allocation Fund                               2,296,989             2,000,284             1,724,369

Growth and Income Fund                                     9,501,504             7,502,197             6,155,225

International Fund                                         2,200,556             1,233,752             1,503,294

Managed Fund                                               1,269,452             1,116,901               974,080

Money Market Fund                                                N/A                   N/A                   N/A

Social Awareness Fund                                      4,013,362             2,992,902             1,901,560

Special Opportunities Fund                                 1,706,577             1,775,700             1,519,961

--------------------------------------------------------------------------------

SERVICE MARKS. The service mark for the funds and the name Lincoln National have been adopted by the funds with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the advisor should not be the investment advisor of the funds.

In the Prospectus and sales literature, the name Fidelity Investments will be used with the Equity-Income Fund, Janus with the Capital Appreciation Fund and Putnam with the Aggressive Growth and Global Asset Allocation Funds. The continued use of these names is subject to the right of the respective sub-advisor to withdraw its permission in the event it ceases to be the sub-advisor to the particular fund it advises.

DIRECTORS AND OFFICERS

The directors and executive officers of each fund, their business addresses, positions with fund, age and their principal occupations during the past five years are as follows:

----------------------------------------------------------------------------------------------------------
*     KELLY D. CLEVENGER                      Vice President, Lincoln National Life Insurance Co.
      Chairman of the Board,
      President and Director, age 47
      1300 S. Clinton Street
      Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------

      JOHN B. BORSCH, JR.                     Retired, formerly Director of Northwestern University
      Director, age 66
      1776 Sherwood Road
      Des Plaines, IL 60016
----------------------------------------------------------------------------------------------------------

      NANCY L. FRISBY, CPA                    Vice President/Chief Financial Officer, Desoto Memorial
      Director, age 58                        Hospital
      127 Sinclair Street, S.W.,              Formerly Chief Financial Officer, Bascom Palmer Eye
      Port Charlotte, FL 33952                Institute, University of Miami School of Medicine
----------------------------------------------------------------------------------------------------------

*     BARBARA S. KOWALCZYK                    Senior Vice President and Director, Corporate Planning and
      Director, age 48                        Development, Lincoln National Management Corporation;
      Centre Square, West Tower               Director, Lincoln Life and Annuity Company of New York
      1500 Market St., Suite 3900             (formerly Executive Vice President, Lincoln Investment
      Philadelphia, PA 19102-2112             Management, Inc.)
----------------------------------------------------------------------------------------------------------

      KENNETH G. STELLA                       President, Indiana Hospital and Health Association
      Director, age 56
      One America Square
      Indianapolis, IN 46282
----------------------------------------------------------------------------------------------------------

      JANET C. CHRZAN                         Vice President and Treasurer, Lincoln National Corp.
      Treasurer, age 51                       (formerly Vice President and General Auditor)
      Centre Square, West Tower
      1500 Market St., Suite 3900
      Philadelphia, PA 19102-2112
----------------------------------------------------------------------------------------------------------

      CYNTHIA A. ROSE                         Assistant Vice President, Lincoln National Life Insurance
      Secretary, age 45                       Co.
      1300 South Clinton Street               Secretary and Assistant Vice President (eff. 1/1/99)
      Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------

* Interested persons of the funds, as defined in the 1940 Act.


                                                     COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------------
                                      AGGREGATE COMPENSATION                           TOTAL COMPENSATION FROM FUND
NAME OF PERSON,                           FROM EACH FUND*                                    AND FUND COMPLEX
POSITION
----------------------------------------------------------------------------------------------------------------------------
JOHN B. BORSCH, JR.                                                                               $18,105
Director                                      $1,646
----------------------------------------------------------------------------------------------------------------------------
NANCY L. FRISBY                                                                                   18,226
Director                                       1,657
----------------------------------------------------------------------------------------------------------------------------
KENNETH G. STELLA                                                                                 16,874
Director                                       1,534
----------------------------------------------------------------------------------------------------------------------------

* Directors fees of $350 per meeting, plus expenses to attend the meetings, are paid by each fund to each director who is not an interested person of the funds.

CODE OF ETHICS

The funds permit "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics that has been adopted by each fund's Board of Directors. Access Persons are required to follow the guidelines established by a fund's Codes of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. Each fund's advisor and sub-advisor, pursuant to Rule 17j-1 and other applicable laws and pursuant to the terms of each fund's Code of Ethics, must adopt and enforce their own Codes of Ethics appropriate to their operations. Each fund's Board of Directors is required to review and approve the Codes of Ethics for the fund's advisor and sub-advisor.

FUND EXPENSES

Expenses other than investment advisory fees specifically assumed by each fund include: compensation and expenses of Directors of the fund who are not interested persons of the fund as defined in the 1940 Act; registration, filing, printing, and other fees in connection with filings with regulatory authorities, including the costs of printing and mailing updated Prospectuses and SAIs provided to current contract owners; fees and expenses of independent auditors; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer agent charges; brokerage commissions and securities and options transaction costs incurred by the fund; taxes and corporate fees; fees for accounting, valuation and related services; legal fees incurred in connection with the affairs of the fund (other than legal services provided by personnel of the advisor or its affiliated companies); the fees of any trade association of which the fund is a member; and expenses of shareholder and Director meetings.

DESCRIPTION OF SHARES

The authorized capital stock of each fund consists of shares of common stock, $0.01 par value. Fund shares will be owned by Lincoln Life and will be held by it in the variable accounts. As principal shareholder of each fund, Lincoln Life may be deemed to be a control person as that term is defined under the 1940 Act. However, as stated in the Prospectuses for the variable accounts, Lincoln Life provides to contract owners of the variable accounts the right to direct the voting of fund shares at shareholder meetings, to the extent provided by law. Lincoln Life will vote for or against any proposition, or will abstain from voting, any fund shares attributable to a contract for which no timely voting instructions are received, and any fund shares held by Lincoln Life for its own account, in proportion to the voting instructions that it received with respect to all contracts participating in that fund. However, if the 1940 Act or any regulation under it should change, and as a result Lincoln Life determines it is permitted to vote fund shares in its own right, it may elect to do so.

All the shares of each fund are of the same class with equal rights and privileges. Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote, on all matters subjected to a vote of the shareholder. All shares, full and fractional, participate proportionately in any dividends and capital gains distributions and, in the event of liquidation, in that fund's net assets remaining after satisfaction of outstanding liabilities.

When issued, each share is fully-paid and non-assessable and the shareholder has no preemptive or conversion rights. Fund shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In that event the holders of the remaining shares so voting will not be able to elect any directors. Shares may be redeemed as set forth under Sale and redemption of shares.

The Bylaws of the funds allow them, in proper cases, to dispense with their annual meetings of the shareholder. Generally, this may be done as long as:
(1) a majority of the Directors then in office have at some point been elected by the shareholder and, if any vacancy is filled by vote of the Board of Directors, then immediately after filling the vacancy at least two thirds of the Directors shall have been elected by the shareholder; (2) there is no change in the independent auditor of the funds; (3) there is no material change to the investment advisory and/or sub-advisory agreements and/or fundamental policies; and (4) a shareholder vote is not required with respect to a distribution agreement. In adopting this procedure for dispensing with annual meetings that are a formality, the Directors of the funds have undertaken to comply with the requirements of Section 16(c) of the 1940 Act. That Section protects contract owners by providing a procedure by which they may require management to convene a meeting of the shareholder to vote on removal of one or more Directors. The Directors also have agreed to facilitate communication among contract owners for the purpose of calling those meetings. Further information about these procedures is available from fund management.

STRATEGIC PORTFOLIO TRANSACTIONS-ADDITIONAL INFORMATION

Because of their different investment objectives and portfolio management philosophies many of the funds engage to varying degrees in strategic portfolio transactions, in order to preserve or enhance the value of their assets. These can be generally identified as either derivative transactions or cash enhancement transactions. Derivative transactions are recognized by the investment community as an acceptable way to seek to increase the fund's overall value (or, depending on the condition of the securities markets, at least to slow its decrease). Cash enhancement transactions are designed to make some extra money for the fund when it has excess cash, or to help the fund obtain some cash for temporary purposes when needed. See the Prospectus for each fund for a listing of the kinds of transactions in which each fund may engage.

1. DERIVATIVE TRANSACTIONS

    A.  Introduction

       A derivative transaction is a financial agreement the value of which is dependent upon the values of one or more underlying assets or upon the values of one or more indices of asset values. The following types are currently in fairly common use in the investment community, although not every fund will use all of them:

        1. Equity contracts: stock options and indexed options; equity swaps; stock index futures and options on futures; swaptions;

        2. Interest rate contracts: interest rate futures and options on them; forward rate agreements (FRAs); interest rate swaps and their related transactions (e.g., caps, floors, collars and corridors); and/or

        3. Currency derivative contracts: currency forward contracts; currency options; currency futures; currency swaps; cross-currency interest rate swaps.

SIMPLIFIED DEFINITIONS FOR THESE TRANSACTIONS ARE PROVIDED AT THE END OF THIS GENERAL SAI DISCLOSURE.

Although they may be structured in complex combinations, derivative transactions in which the funds engage generally fall into two broad categories: options contracts or forward contracts. The combined forms are constantly evolving. In fact, variations on the types listed previously may come into use after the date of these SAIs. Therefore, where a particular fund discloses the intent of that fund to engage in any of the types listed, that fund hereby reserves the right to engage in related variations on those transactions.

The funds intend to engage in derivative transactions only defensively, unless a fund's Prospectus or SAI states otherwise. Examples of this defensive use might be: to hedge against a perceived decrease in a fund's asset value; to control transaction costs associated with market timing (e.g., by using futures on an unleveraged basis); and to lock in returns, spreads, or currency exchange rates in anticipation of future cash market transactions.

There is no discussion here of asset-backed or mortgage-backed securities, or securities such as collateralized mortgage obligations, structured notes, inverse floaters, principal-only or interest-only securities, etc. For a description of these securities see the Prospectus or SAI for the funds that are authorized to engage in this kind of trading.

    B.  Risk factors commonly associated with derivative transactions.

       There are certain risks associated with derivatives, and some derivatives involve more of these risks than others. We briefly describe the most common ones here; however, this is not an exhaustive list. Consult your financial counselor if you have additional questions.

       CREDIT RISK is the possibility that a counterparty to a transaction will fail to perform according to the terms and conditions of the transaction, causing the holder of the claim to suffer a loss.

       CROSS-CURRENCY SETTLEMENT RISK (or Herstatt risk) is related to the settlement of foreign exchange contracts. It arises when one of the counterparties to a contract pays out one currency prior to receiving payment of the other. Herstatt risk arises because the hours of operation of domestic interbank fund transfer systems often do not overlap due to time zone differences. In the interval between the time one counterparty has received payment in one indicated currency and the time the other counterparty(ies) receive payment in the others, those awaiting payment are exposed to credit risk and market risk.

       LEGAL RISK is the chance that a derivative transaction, which involves highly complex financial arrangements, will be unenforceable in particular jurisdictions or against a financially troubled entity; or will be subject to regulation from unanticipated sources.

       MARKET LIQUIDITY RISK is the risk that a fund will be unable to control its losses if a liquid secondary market for a financial instrument does not exist. It is often considered as the risk that a (negotiable or assignable) financial instrument cannot be sold quickly and at a price close to its fundamental value.

       MARKET RISK is the risk of a change in the price of a financial instrument, which may depend on the price of an underlying asset.

       OPERATING RISK is the potential of unexpected loss from inadequate internal controls or procedures; human error; system (including data processing system) failure; or employee dishonesty.

       SETTLEMENT RISK between two counterparties is the possibility that a counterparty to whom a firm has made a delivery of assets or money defaults before the amounts due or assets have been received; or the risk that technical difficulties interrupt delivery or settlement even if the counterparties are able to perform. In the latter case, payment is likely to be delayed but recoverable.

       SYSTEMIC RISK is the uncertainty that a disruption (at a firm, in a market segment, to a settlement system, etc.) might cause widespread difficulties at other firms, in other market segments, or in the financial system as a whole.

       SPECIAL NOTE FOR OPTIONS AND FUTURES TRANSACTIONS: Gains and losses on options and futures transactions depend on the portfolio manager's ability to correctly predict the direction of stock prices and interest rates, and other economic factors. Options and futures trading may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. The loss from investing in futures transactions is potentially unlimited.

       SOME OF THESE RISKS MAY BE PRESENT IN EACH TYPE OF TRANSACTION, WHILE OTHERS MAY PERTAIN ONLY TO CERTAIN ONES. These risks are discussed here only briefly. Before you invest in a particular fund, please consult your financial counselor if you have questions about the risks associated with that fund's use of derivatives.

    C.  Varying usage of derivative transactions

       Subject to the terms of the Prospectus and SAI for each fund, that fund's portfolio manager decides which types of derivative transactions to employ, at which times and under what circumstances. For a description of the limits, risk factors and circumstances under which derivative transactions will be used by each fund, refer to the SAI booklet.

    D.  Increased government scrutiny

       Derivative transactions are coming under increased scrutiny by Congress and industry regulators (such as the SEC and the Office of the Comptroller of the Currency), and by self-regulatory agencies (such as the NASD). Should legislation or regulatory initiatives be enacted resulting in additional restrictive requirements for derivative transactions, Lincoln Life and the funds reserve the right to make all necessary changes in the contracts and the Registration Statements for the funds, respectively, to comply with those requirements.

2. CASH ENHANCEMENT TRANSACTIONS

Cash enhancement transactions also involve certain risks to the fund. They are discussed more fully in the SAI.

    A.  Lending of portfolio securities

       Any fund authorized to do so may make secured loans of its portfolio securities in order to realize additional income. The loans are limited to a maximum of a stipulated amount of the fund's total assets. As a matter of policy, securities loans are made to broker/dealers under agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to 102% of the value of the securities lent.

       The borrower pays the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on securities lent. The fund also retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower.

       With respect to the loaned securities, voting rights or rights to consent pass to the borrower. However, the fund retains the right to call in the loans and have the loaned securities returned at any time with reasonable notice. This is important when issuers of the securities ask holders of those securities--including the fund--to vote or consent on matters which could materially affect the holders' investment. The fund may also call in the loaned securities in order to sell them. None of the fund's portfolio securities will be loaned to Lincoln Investment, to any sub-advisor, or to any of their respective affiliates. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.

    B.  Repurchase (Repo) and reverse repurchase (Reverse Repo) transactions

        1. REPOS. From time to time, the funds may enter into Repo transactions. In a typical Repo transaction, the fund involved buys U.S. Government or other money market securities from a financial institution (such as a bank, broker, or savings and loan association). At the same time, as part of the arrangement, the fund obtains an agreement from the seller to repurchase those same securities from the fund at a specified price on a fixed future date.

           The repurchase date is normally not more than seven days from the date of purchase. Repurchase agreements maturing in more than seven days will be considered illiquid and subject to the fund's restriction on illiquid securities.

        2. REVERSE REPOS. A fund may also be authorized to enter into Reverse Repo transactions. This simply means the fund is on the reverse side of a Repo transaction. That is, the fund is the Seller of some of its portfolio securities, subject to buying them back at a set price and date.

           Authorized funds will engage in Reverse Repos for temporary purposes, such as for obtaining cash to fund redemptions; or for the purpose of increasing the income of the fund by investing the cash proceeds at a higher rate than the cost of the agreement. Entering into a reverse repo transaction is considered to be the borrowing of money by the fund. Funds authorized to engage in Repos as buyers are not necessarily authorized to do Reverse Repos.

RISKS OF OPTIONS AND FINANCIAL FUTURES TRADING

This discussion relates to all funds except the International Fund and the Money Market Fund. (Note: The SAIs for Aggressive Growth, Capital Appreciation, Equity-Income and Global Asset Allocation Funds provide additional disclosures concerning the types and risks of the strategic portfolio transactions in which they may engage.)

OPTIONS TRADING

The fund may purchase or write (sell) options on financial instruments as a means of achieving additional return or hedging the value of the fund's portfolio. The fund may not purchase or write put or covered call options in an aggregate cost exceeding 30% of the value of its total assets. The fund would invest in options in standard contracts which may be quoted on NASDAQ, or on national securities exchanges. Currently options are traded on numerous securities and indices including, without limitation, the Standard and Poor's 100 Index (S&P 100), the Standard and Poor's 500 Index (S&P 500), and the NYSE Beta Index.

Put and call options are generally short-term contracts with durations of nine months or less. The investment advisor will generally write covered call options when it anticipates declines in the market value of the portfolio securities and the premiums received may offset to some extent the decline in the fund's net asset value. On the other hand, writing put options may be a useful portfolio investment strategy when the fund has cash or other reserves and it intends to purchase securities but expects prices to increase.

Generally, the risk to the fund in writing options is that the investment advisor's assumption about the price trend of the underlying security may prove inaccurate. If the fund wrote a put, expecting the price of a security to increase, and it decreases, or if the fund wrote a call, expecting the price to decrease but it increased, the fund could suffer a loss if the premium received in each case did not equal the difference between the exercise price and the market price.

As with the writer of a call, a put writer generally hopes to realize premium income. The risk position of the fund as a put writer is similar to that of a covered call writer which owns the underlying securities. Like the covered call writer (who must bear the risk of the position in the underlying security), the fund as a put writer stands to incur a loss if and to the extent the price of the underlying security falls below the exercise price plus premium.

Principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. In addition, there is no assurance that the fund will be able to effect a closing transaction at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. If a substantial number of covered options written by the fund are exercised, the fund's rate of portfolio turnover could exceed historic levels. This could result in higher transaction costs, including brokerage commissions. The fund will pay brokerage commissions in connection with the writing and purchasing of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

FUTURES CONTRACTS AND OPTIONS THEREON

The fund may buy and sell financial futures contracts (futures contracts) and related options thereon solely for hedging purposes. The fund may sell a futures contract or purchase a put option on that futures contract to protect the value of the fund's portfolio in the event the investment advisor anticipates declining security prices. Similarly, if security prices are expected to rise, the fund may purchase a futures contract or a call option thereon.

The fund may purchase and sell financial futures contracts (futures contracts) as a hedge against fluctuations in the value of securities which are held in the fund's portfolio or which the fund intends to purchase. The fund will engage in such transactions consistent with the fund's investment objective. For certain limited purposes, the fund may also be authorized to buy futures contracts on an unleveraged basis and not as an anticipatory hedge. Currently, futures contracts are available on Treasury bills, notes, and bonds as well as interest-rate and stock market indexes.

The Bond, Growth and Income, Managed, Social Awareness, and Special Opportunities funds may only purchase futures and related options thereon for hedging purposes. The Aggressive Growth, Capital Appreciation, Equity-Income, and Global Asset Allocation funds may purchase futures and related options for both hedging and non-hedging purposes, but subject to the limits described in each fund's SAI. The funds will not purchase or sell futures contracts or related options if immediately thereafter more than 1/3 of its net assets would be hedged.

There are a number of risks associated with futures hedging. Changes in the price of a futures contract generally parallel but do not necessarily equal changes in the prices of the securities being hedged. The risk of imperfect correlation increases as the composition of the fund's securities portfolio diverges from the securities that are the subject of the futures contract. Because the change in the price of the futures contract may be more or less than the change in the prices of the underlying securities, even a correct forecast of price changes may not result in a successful hedging transaction. Another risk is that the investment advisor could be incorrect in its expectation as to the direction or extent of various market trends or the time period within which the trends are to take place.

The fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. This investment policy does not apply to the Capital Appreciation, Global Asset Allocation, and Equity-Income funds. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

Successful use of futures contracts by the fund is also subject to the ability of the investment advisor to predict correctly movements in the direction of interest rates and other factors affecting markets for securities.

For example, if the fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sale of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The fund may have to sell securities at a time when it is disadvantageous to do so. Where futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest its cash in an orderly fashion, it is possible that the market may decline instead; if the fund then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The selling of futures contracts by the fund and use of related transactions in options on futures contracts are subject to position limits, which are affected by the activities of the investment advisor.

The hours of trading of futures contracts may not conform to the hours during which the fund may trade securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

The fund's successful use of futures contracts and options thereon depends upon the ability of its investment advisor to predict movements in the securities markets and other factors affecting markets for securities and upon the degree of correlation between the prices of the futures contracts and the prices of the securities being hedged. As a result, even a correct forecast of price changes may not result in a successful hedging transaction. Although futures contracts and options thereon may limit the fund's exposure to loss, they may also limit the fund's potential for capital gains. For example, if the fund has hedged against the possibility of decrease in prices which would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. Although the fund will enter into futures contracts only where there appears to be a liquid market, there can be no assurance that such liquidity will always exist.

LENDING OF PORTFOLIO SECURITIES

The funds may from time to time lend securities from their portfolios to brokers, dealers and financial institutions and receive collateral from the borrower, in the form of cash (which may be invested in short-term securities), U.S. Government obligations or certificates of deposit. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, and will be in the actual or constructive possession of the particular fund during the term of the loan. The fund will maintain the incidents of ownership of the loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the fund will receive interest on the amount of the loan. The loans will be terminable by the fund at any time and will not be made to any affiliates of the fund or the advisor. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.

As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral or the loaned securities should the borrower of securities fail financially. However, loans of portfolio securities will be made to firms deemed by the advisor to be creditworthy.

RISKS OF REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

The funds may make short-term investments in repurchase agreements. The difference between the purchase price to the fund and the resale price to the seller represents the interest earned by the fund which is unrelated to the coupon rate or maturity of the purchased security. If the seller defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement declines, or the fund may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Board of Directors of the funds or its delegate will evaluate the creditworthiness of all entities, including banks and broker-dealers, with which they propose to enter into repurchase agreements. These transactions will be fully collateralized; and the collateral for each transaction will be in the actual or constructive possession of the particular fund during the terms of the transaction, as provided in the agreement.

Similarly, the fund will enter into reverse repurchase agreements only with parties that the advisor or sub-advisor deems creditworthy. While a reverse repurchase agreement is outstanding, the funds will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement.

FOREIGN INVESTMENTS

There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates; devaluation of currencies; political or economic developments including the possible imposition of currency exchange blockages, bars preventing the removal of assets, or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; and the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. With respect to certain foreign countries, there is also the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of cash or other assets of a fund, including the withholding of interest payments or dividends. These risks may be particularly great in so-called developing or undeveloped countries, sometimes referred to as Emerging Markets.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, a fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. The funds will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities. In buying and selling securities on foreign exchanges, a fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the U.S. There may be difficulty in enforcing legal rights outside the U.S. For example, in the event of default on any foreign debt obligations, it may be more difficult or impossible for the fund to obtain or to enforce a judgment against the issuers of these securities. The advisor or sub-advisor will take all these factors into consideration in managing a fund's foreign investments.

The share price of a fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which those securities are denominated. Depending on the extent of a fund's investments abroad, changes in a fund's share price may have a low correlation with movements in the U.S. markets. Because most of the foreign securities in which the fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of the fund.

FOREIGN CURRENCIES

When an advisor or sub-advisor believes that a currency in which a portfolio security or securities is denominated or exposed may suffer a decline against the U.S. dollar, it may hedge that risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the portfolio securities denominated in or exposed to that foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a fund may hold various foreign currencies, the value of the net assets of that fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. Some foreign currency values may be volatile, and there is the possibility of government controls on currency exchange or governmental intervention in currency markets which could adversely affect the fund.

Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. In order to protect against uncertainty in the level of future foreign currency exchange rates, a fund's advisor or sub-advisor may attempt to manage exchange rate risk through active currency management, including the use of certain foreign currency hedging transactions.

For example, it may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into contracts to exchange that currency for U.S. dollars (not exceeding the value of the fund's assets denominated in or exposed to that currency), or by participating in options or futures contracts with respect to that currency. If the advisor or sub-advisor believes that a particular currency may decline relative to the U.S. dollar, the fund may also enter into contracts to sell that currency (up to the value of the fund's assets denominated in or exposed to that currency) in exchange for another currency that the advisor or sub-advisor expects to remain stable or to appreciate relative to the U.S. dollar. This technique is known as currency cross-hedging. Refer to the Prospectus for each fund to determine which funds may engage in these transactions.

These strategies are intended to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, these strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact the fund's performance if the advisor or sub-advisor's projection of future exchange rates is inaccurate. See Strategic portfolio transactions.

VALUATION OF PORTFOLIO SECURITIES

SHORT-TERM INVESTMENTS. For funds (other than the Money Market Fund) that own short-term investments which mature in less than 60 days, these instruments are valued at amortized cost. Such securities acquired with a remaining maturity of 61 days or more are valued at their fair value until the sixty-first day prior to maturity; thereafter, their cost for valuation purposes is deemed to be their fair value on such sixty-first day.

OPTIONS TRADING. For those funds engaging in options trading, fund investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. The fund's net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.

FUTURES CONTRACTS AND OPTIONS THEREON. For those funds buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.

FOREIGN SECURITIES. For funds investing in foreign securities, the value of a foreign portfolio security held by a fund is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the NYSE, that fund's portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the fund's assets.

However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of fund shares on days when the investor has no access to the fund. There are more detailed explanations of these circumstances in the SAI for the various funds. See the General Prospectus Disclosure for the funds for information about how to obtain a copy of the SAI booklet for the 11 funds.

CUSTODIAN

All securities, cash and other similar assets of the Bond, Growth and Income, Managed, Money Market, Social Awareness and Special Opportunities funds are currently held in custody by The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, NY 11245. Chase Manhattan agreed to act as custodian for each fund pursuant to a Custodian Agreement dated March 30, 1998.

All securities, cash and other similar assets of the Aggressive Growth, Capital Appreciation, Equity-Income, Global Asset Allocation and International Funds are held in custody by State Street Bank and Trust Co., 225 Franklin Street, Boston, Massachusetts 02110. State Street agreed to act as custodian for these funds pursuant to Custodian Contracts effective July 21, 1987 for the Global Asset Allocation fund, April 29, 1991 for the International fund, and December 6, 1993 for the other three funds.

Under these Agreements, the respective custodians shall (1) receive and disburse money; (2) receive and hold securities; (3) transfer, exchange, or deliver securities; (4) present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; (5) cause escrow and deposit receipts to be executed; (6) register securities; and
(7) deliver to the funds proxies, proxy statements, etc.

INDEPENDENT AUDITORS

Each fund's Board of Directors has engaged Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, to be the independent auditors for the fund. In addition to the audit of the 1999 financial statements of the funds, other services provided include review and consultation connected with filings of annual reports and registration statements with the Securities and Exchange Commission (SEC); consultation on financial accounting and

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
reporting matters; and meetings with the Audit Committee.

FINANCIAL STATEMENTS

The audited financial statements and the reports of Ernst & Young LLP, Independent Auditors, for the funds are incorporated by reference to each fund's 1999 Annual Report. We will provide a copy of each fund's Annual Report on request and without charge. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call: 1-800-4LINCOLN (452-6265).

BOND AND COMMERCIAL PAPER RATINGS

Certain of the funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's Corp.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S CORP.

AAA -- This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

BB-B-CCC-CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1 -- Highest Quality;
Prime 2 -- Higher Quality;
Prime 3 -- High Quality.

(The funds will not invest in commercial paper rated Prime 3).

STANDARD & POOR'S CORP.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The fund will invest in commercial paper rated in the A Categories, as follows:

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The funds will not invest in commercial paper rated A-3).

A -- 1 this designation indicates that the degree of safety regarding timely payment is very strong.

A -- 2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated A-1.

U.S. GOVERNMENT OBLIGATIONS

Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of two to ten years and Treasury bonds generally have a maturity of greater than ten years.

Various agencies of the U.S. Government issue obligations. Some of these securities are supported by the full faith and credit of the U.S. Treasury (for example those issued by Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority).

Obligations of instrumentalities of the U.S. Government are supported by the right of the issuer to borrow from the Treasury (for example, those issued by Federal Farm Credit Banks, Federal Home Loan Bank, Federal Home Loan Mortgage Corp., Federal Intermediate Credit Banks, Federal Land Bank and the U.S. Postal Service). Obligations supported by the credit of the instrumentality include securities issued by government-sponsored corporations whose stock is publicly held (for example, the Federal National Mortgage Association, and the Student Loan Marketing Association). There is no guarantee that the government will support these types of securities, and therefore they may involve more risk than other government obligations.

TAXES

Each fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the Code). If a fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to the fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.

The federal tax laws impose a 4% nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet distribution requirements specified in such tax laws, unless certain exceptions apply. Each fund intends to comply with such distribution requirements or qualify under one or more exceptions, and thus does not expect to incur the 4% nondeductible excise tax.

Since the sole shareholder of each fund will be Lincoln Life, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

The discussion of federal income tax considerations in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These interpretations can be changed at any time. The above discussion covers only

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
federal tax considerations with respect to the fund. State and local taxes vary.

DERIVATIVE TRANSACTIONS-DEFINITIONS

The SAI for each fund and this uniform Appendix discuss the type of derivative transactions in which the funds may engage and the risks typically associated with many derivative transactions. Here are some definitions for the derivatives listed in the Appendix:

OPTION. A contract which gives the fund the right, but not the obligation, to buy or sell specified securities at a fixed price before or at a designated future date. If the contract allows the fund to buy securities, it is a call option; if to sell, it is a put option. It is common practice in options trading to terminate an outstanding option contract by entering into an offsetting transaction known as a closing transaction; as a result of which the fund would either pay out or receive a cash settlement. This is discussed below.

CURRENCY OPTION. Discussed later.

FIXED INCOME OPTION. One based on a fixed-income security, such as a corporate or government bond.

INDEX OPTION. One based on the value of an index which measures the fluctuating value of a basket of pre-selected securities.

STOCK (EQUITY) OPTION. One based on the shares of stock of a particular company.

OPTION ON A FUTURES CONTRACT. Discussed later.

SWAP. A financial transaction in which the fund and another party agree to exchange streams of payments at periodic intervals under a predetermined set of occurrences related to the price level, performance or value of one or more underlying securities, and pegged to a reference amount known as the notional amount. A swap is normally used to change the market risk associated with a loan or bond borrowing from one interest rate base (fixed term or floating rate) or currency of one denomination to another.

EQUITY SWAP. One which allows the fund to exchange the rate of return (or some portion of the rate) on its portfolio stocks (an individual share, a basket or index) for the rate of return on another equity or non-equity investment.

INTEREST RATE SWAP. One in which the fund and another party exchange different types of interest payment streams, pegged to an underlying notional principal amount. The three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another).

RELATED TRANSACTIONS TO INTEREST RATE SWAPS:

a. Cap. A contract for which the buyer pays a fee, or premium, to obtain protection against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter.

b. Floor. A contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.

c. Collar. An arrangement to simultaneously purchase a cap and sell a floor, in order to maintain interest rates within a defined range. The premium income from the sale of the floor reduces or offsets the cost of buying the cap.

d. Corridor. An agreement to buy a cap at one interest rate and sell a cap at a higher rate.

SWAPTION. An option to enter into, extend, or cancel a swap.

FUTURES CONTRACT. A contract which commits the fund to buy or sell a specified amount of a financial instrument at a fixed price on a fixed date in the future. Futures contracts are normally traded on an exchange and their terms are standardized, which makes it easier to buy and sell them.

INTEREST RATE FUTURES (AND OPTIONS ON THEM). Futures contracts pegged to U.S. and foreign fixed-income securities, debt indices and reference rates.

STOCK INDEX FUTURES. Futures contracts based on an index of pre-selected stocks, with prices based on a composite of the changes to the prices of the individual securities in the index (e.g., S&P 500).

OPTION ON A FUTURES CONTRACT. An option taken on a futures position.

FORWARD CONTRACT. An over-the-counter, individually-tailored futures contract.

FORWARD RATE AGREEMENT (FRA). A contract in which the fund and another party agree on the interest rate to be paid on a notional deposit of specified maturity at a specific future time. Normally, no exchange of principal is involved; the difference between the contracted rate and the prevailing rate is settled in cash.

CURRENCY CONTRACT. A contract entered into for the purpose of reducing or eliminating an anticipated rise or drop in currency exchange rates over time.

CURRENCY FUTURES. Futures contracts on foreign currencies. Used to hedge the purchase or sale of foreign securities.

CURRENCY OPTION. An option taken on foreign currency.

CURRENCY SWAP. A swap involving the exchange of cash flows and principal in one currency for those in another, with an agreement to reverse the principal swap at a future date.

CROSS-CURRENCY INTEREST RATE SWAP. A swap involving the exchange of streams of interest rate payments (but not necessarily principal payments) in different currencies and often on different interest bases (e.g., fixed Deutsche Mark against floating dollar, but also fixed Deutsche Mark against fixed dollar).

FORWARD CURRENCY CONTRACT. A contract to lock in a currency exchange rate at a future date, to eliminate risk of currency fluctuation when the time comes to convert from one currency to another.

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                                                                            A-17
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PART C - OTHER INFORMATION

     Item 23. Exhibits:

          (a)   - Articles of Incorporation*

          (b)   - By-Laws*

          (c)   - Certificate*

          (d)1. - Advisory Agreement between Lincoln Investment Management, Inc. and Lincoln National Global Asset Allocation Fund, Inc. dated May 31, 1987.*

             2.  - Sub-Advisory Agreement between Lincoln Investment
                   Management, Inc. and Putnam Investment Management, Inc. dated June 8, 1987.*

          (e)1.  - NA

             2.  - Specimen Agents Contract*

          (f)    - NA

          (g)1.  - Custody Agreement*

             2.  - Custody Fee Schedule (Filed with post-effective Amendment
                   No. 12 to this registration statement)

          (h)1.  - Fund Participation Agreement

             2.  - Trade Name Agreement*

             3.  - Services Agreement between Delaware Management Holdings,
                   Inc., Delaware Service Company, Inc., Lincoln National Global Asset Allocation Fund, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement on Form N-1A (2-80741), Amendment No. 21 filed on April 10, 2000.

             4.  - Amendment to Fund Participation Agreement

          (i)    - Opinion of Counsel*

          (j)    - Consent of Ernst & Young LLP, Independent Auditors

          (k)    - NA

          (l)    - Investment Letter*

          (m)    - NA

          (n)    - NA

          (o)    - NA

          (p)    - Code of Ethics

             1.  - Lincoln National Global Asset Allocation Fund, Inc.

             2.  - Lincoln Investment Management Inc.

             3.  - Putnam Investment Management Inc.

          (q)1. - Power of Attorney, Kenneth G. Stella is incorporated by reference to Post-Effective Amendment No. 15 filed on April 16, 1999.

             2.  - Power of Attorney, John B. Borsch Jr. is incorporated by reference to Post-Effective Amendment No. 15 filed on April 16, 1999.

             3.  - Power of Attorney, Barbara S. Kowalczyk is incorporated by reference to Post-Effective Amendment No. 15 filed on April 16, 1999.

             4.  - Power of Attorney, Nancy L. Frisby is incorporated by reference to Post-Effective Amendment No. 15 filed on April 16, 1999.

             5.  - Power of Attorney, Eric C. Jones is incorporated by
                   reference to Post-Effective Amendment No. 15 filed on April 16, 1999.

             6.  - Power of Attorney, Janet C. Chrzan is incorporated by reference to Post-Effective Amendment No. 15 filed on April 16, 1999.

             7.  - Power of Attorney, Kelly D. Clevenger is incorporated by reference to Post-Effective Amendment No. 15 filed on April 16, 1999.

          (r)    - ORG chart

          (s)    - Memorandum Concerning Books and Records

          * Filed with Post-Effective Amendment No. 13 to this Registration Statement.

Item 24. Persons Controlled by or Under Common Control with Registrant

     See "Management of the Fund", "Purchase of Securities Being Offered", and "Description of Shares" in the Prospectus forming Part A of this Registration Statement and "Investment Advisor and Sub Adviser" in the Statement of Additional Information forming Part B of this Registration Statement. As of the date of this Post-Effective Amendment, The Lincoln National Life Insurance Company (Lincoln Life), for its Variable Annuity Account C and its Variable Life Account K, is the sole shareholder in the Fund.

     No persons are controlled by the Registrant. A diagram of all persons under common control with the Registrant is filed as Exhibit 15(a) to the Form N-4 Registrant Statement filed by Lincoln National Variable Annuity Account C (File No. 33-25990), and is incorporated by reference into this Registration Statement.

Item 25. Indemnification

     Reference is made to Article IX of the Fund's By-Laws (filed as Exhibit
     (b) hereto), in the Indemnification provision of the Fund Participation Agreement between Registrant and Lincoln National Life Insurance Co.
     (filed      as exhibit h(1) to the Registration Statement filed with
     Post-Effective Amendment No. 15) and Section to 2-418 of the Maryland General Corporation Law.

Item 26. Business and Other Connections of Investment Adviser

     Information pertaining to any business and other connections of Registrant's investment adviser, Lincoln Investment, is hereby incorporated by reference from the section captioned "Management of the Fund" in the Prospectus forming Part A of this Registration Statement, the section captioned "Investment Adviser and Sub-Adviser" in the Statement of Additional Information forming Part B of this Registration Statement, and Item 7 of Part II of Lincoln Investment's Form ADV filed separately with the Commission (File No. 801-5098). Information pertaining to any business and other connections of Registrant's sub-investment adviser, Putnam Investment Management, Inc. ("Putnam") is incorporated by reference from the section of the Prospectus captioned "Management of the Fund," the section of the Statement of Additional Information captioned "Investment Adviser and Sub-Adviser," and Item 7 of Part II of Putnam's Form ADV filed separately with the Commission (File No. 801-7974).

     The other businesses, professions, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of Lincoln Investment and Putnam are hereby incorporated by reference, respectively, from Schedules A and D of Lincoln Investment's Form ADV and from Schedules A and D of Putnam's Form ADV.

     (a) As of March 23, 2000, the officers and/or directors of the Investment Adviser held the following positions:


                          POSITION               OTHER SUBSTANTIAL BUSINESS
                          INVESTMENT             PROFESSION, VOCATION OR
NAME                      ADVISER                EMPLOYMENT; ADDRESS
------------------------  ---------------------  ---------------------------------------------------------
David A. Berry            Vice President         Vice President, Lincoln National Income Fund, Inc. and
                                                 Lincoln National Convertible Securities Fund, Inc., Vice
                                                 President, Lincoln National Life Insurance Company.
                                                 Second Vice President, Lincoln Life & Annuity Company of
                                                 New York, 200 East Berry Street, Fort Wayne, Indiana
                                                 46802

Dennis A. Blume           Vice President         Director, Vantage Global Advisors, Inc., 200 East Berry
                                                 Street, Fort Wayne, Indiana 46802

Steven R. Brody           Vice President         President and Director, Lincoln National Realty
                          and Director           Corporation; Vice President, The Lincoln National Life
                                                 Insurance Company, 200 East Berry Street, Fort Wayne,
                                                 Indiana 46802

Philip C. Byrde           Vice President         Vice President, Lincoln National Life Insurance Company and
                                                 Second Vice President Lincoln Life & Annuity Company of New
                                                 York, 200 East Berry Street, Fort Wayne, Indiana 46802

Mark Laurent              Second Vice President  200 East Berry Street, Fort Wayne, Indiana 46802

J. Michael Keefer         Vice President         200 East Berry Street
                          General Counsel and    Fort Wayne, Indiana 46802
                          Assistant Secretary,
                          And Director

H. Thomas McMeekin        President and          President and Director, Lincoln National Convertible
                          Director               Securities Fund, Inc., Lincoln National Income Fund,
                                                 Inc., Executive Vice President and Chief Investment
                                                 Officer, Lincoln National Corporation; Executive Vice
                                                 President and Chief Investment Officer, Fixed-Income
                                                 Delaware Management Company, and Director of Lincoln
                                                 National Investments, Inc. (Formerly Lincoln National
                                                 Investment Companies, Inc.); Director, Delaware
                                                 Management Holdings, Inc., Lincoln National Realty
                                                 Corporation, Lynch & Mayer, Inc., Vantage Global
                                                 Advisors, Lincoln National Life Insurance Company,
                                                 200 East Berry Street, Fort Wayne, Indiana 46802

David C. Patch            Vice President         200 East Berry Street, Fort Wayne, Indiana 46802
Luke Girard               Vice President         200 East Berry Street, Fort Wayne, Indiana 46802
David J. Miller           Vice President         200 East Berry Street, Fort Wayne, Indiana 46802
Howard R. Lodge           Vice President         200 East Berry Street, Fort Wayne, Indiana 46802



     (b)  The Sub-Advisor.

     As of March 23, 2000 the officers and/or directors of the Sub-Adviser are as follows:

           Putnam Investment Management, Inc.
           One Post Office Square
           Boston, MA 02109


        Name                               Officer Title
        ------                             -------------
        Putnam,George                       Chairman
        ------------------------------------------------------------------
        Lasser,Lawrence J.                  President
        ------------------------------------------------------------------
        Collman,Kathleen M.                 Senior Managing Director
        ------------------------------------------------------------------
        Ferguson,Tim                        Senior Managing Director
        ------------------------------------------------------------------
        Oristaglio,Stephen M.               Senior Managing Director
        ------------------------------------------------------------------
        Regan,Anthony W.                    Senior Managing Director
        ------------------------------------------------------------------
        Silver,Gordon H.                    Senior Managing Director
        ------------------------------------------------------------------
        Spiegel,Steven                      Senior Managing Director
        ------------------------------------------------------------------
        Anderson,Blake E.                   Managing Director
        ------------------------------------------------------------------
        Beck,Robert R.                      Managing Director
        ------------------------------------------------------------------
        Boneparth,John F.                   Managing Director
        ------------------------------------------------------------------
        Bresnahan,Leslee R.                 Managing Director
        ------------------------------------------------------------------
        Browchuk,Brett C.                   Managing Director
        ------------------------------------------------------------------
        Cassaro,Joseph A.                   Managing Director
        ------------------------------------------------------------------
        Cotner,C. Beth                      Managing Director
        ------------------------------------------------------------------
        Cronin,Kevin M.                     Managing Director
        ------------------------------------------------------------------
        D'Alelio,Edward H.                  Managing Director
        ------------------------------------------------------------------
        Daly,Kenneth L.                     Managing Director
        ------------------------------------------------------------------
        DeTore,John A.                      Managing Director
        ------------------------------------------------------------------
        Durgarian,Karnig H.                 Managing Director
        ------------------------------------------------------------------
        Esteves,Irene M.                    Managing Director
        ------------------------------------------------------------------
        Farrell,Deborah S.                  Managing Director
        ------------------------------------------------------------------
        Gillis,Roland                       Managing Director
        ------------------------------------------------------------------
        Haslett,Thomas R.                   Managing Director
        ------------------------------------------------------------------
        Holding,Pamela                      Managing Director
        ------------------------------------------------------------------
        Hurley,William J.                   Managing Director
        ------------------------------------------------------------------
        Jacobs,Jerome J.                    Managing Director
        ------------------------------------------------------------------
        Joseph,Joseph P                     Managing Director
        ------------------------------------------------------------------
        Kamshad,Omid                        Managing Director
        ------------------------------------------------------------------
        Kanwal,Amrit                        Managing Director
        ------------------------------------------------------------------
        King,David L.                       Managing Director
        ------------------------------------------------------------------
        Kohli,D. William                    Managing Director
        ------------------------------------------------------------------
        Kreisel,Anthony I.                  Managing Director
        ------------------------------------------------------------------
        Kuenstner,Deborah F.                Managing Director
        ------------------------------------------------------------------
        Landes,William J.                   Managing Director
        ------------------------------------------------------------------
        Leibovitch,Richard G.               Managing Director
        ------------------------------------------------------------------
        Leichter,Jennifer E.                Managing Director
        ------------------------------------------------------------------
        Lohr,Mark G.                        Managing Director
        ------------------------------------------------------------------
        Maloney,Kevin J.                    Managing Director
        ------------------------------------------------------------------
        Martens,Erwin W.                    Managing Director
        ------------------------------------------------------------------
        Martino,Michael                     Managing Director
        ------------------------------------------------------------------
        Maxwell,Scott M.                    Managing Director
        ------------------------------------------------------------------
        McMullen,Carol C.                   Managing Director
        ------------------------------------------------------------------
        Memani,Krishna K.                   Managing Director
        ------------------------------------------------------------------
        Miller,Daniel L.                    Managing Director
        ------------------------------------------------------------------
        Miller,Jeffrey M.                   Managing Director
        ------------------------------------------------------------------
        Morgan Jr,John J.                   Managing Director
        ------------------------------------------------------------------
        Morgan,Kelly A.                     Managing Director
        ------------------------------------------------------------------
        Morris,Dirk                         Managing Director
        ------------------------------------------------------------------
        Murphy,Jennifer P.                  Managing Director
        ------------------------------------------------------------------
        Nagashima,Toshio                    Managing Director
        ------------------------------------------------------------------



        ------------------------------------------------------------------
        Peacher,Stephen C.                  Managing Director
        ------------------------------------------------------------------
        Peters,Jeffrey F.                   Managing Director
        ------------------------------------------------------------------
        Pollard,Mark D.                     Managing Director
        ------------------------------------------------------------------
        Porter,Charles E.                   Managing Director
        ------------------------------------------------------------------
        Price,Quintin                       Managing Director
        ------------------------------------------------------------------
        Reilly,Thomas V.                    Managing Director
        ------------------------------------------------------------------
        Schultz,Mitchell D.                 Managing Director
        ------------------------------------------------------------------
        Scott,Justin M.                     Managing Director
        ------------------------------------------------------------------
        Shadek Jr,Edward T.                 Managing Director
        ------------------------------------------------------------------
        Starr,Loren M.                      Managing Director
        ------------------------------------------------------------------
        Swift,Robert                        Managing Director
        ------------------------------------------------------------------
        Talanian,John C.                    Managing Director
        ------------------------------------------------------------------
        Tibbetts,Richard B.                 Managing Director
        ------------------------------------------------------------------
        Waldman,David L.                    Managing Director
        ------------------------------------------------------------------
        Warren,Paul C.                      Managing Director
        ------------------------------------------------------------------
        Wetlaufer,Eric M.                   Managing Director
        ------------------------------------------------------------------
        Woolverton,William H.               Managing Director
        ------------------------------------------------------------------
        Allansmith,Lauren L.                Senior Vice President
        ------------------------------------------------------------------
        Arends,Michael K.                   Senior Vice President
        ------------------------------------------------------------------
        Asher,Steven E.                     Senior Vice President
        ------------------------------------------------------------------
        Atkin,Michael J.                    Senior Vice President
        ------------------------------------------------------------------
        Augustine,Jeffrey B.                Senior Vice President
        ------------------------------------------------------------------
        Bakshi,Manjit S.                    Senior Vice President
        ------------------------------------------------------------------
        Bamford,Dolores Snyder              Senior Vice President
        ------------------------------------------------------------------
        Bent,John J.                        Senior Vice President
        ------------------------------------------------------------------
        Block,Richard L.                    Senior Vice President
        ------------------------------------------------------------------
        Bloemker,Rob A.                     Senior Vice President
        ------------------------------------------------------------------
        Boselli,John A.                     Senior Vice President
        ------------------------------------------------------------------
        Bousa,Edward P.                     Senior Vice President
        ------------------------------------------------------------------
        Bradford Jr.,Linwood E.             Senior Vice President
        ------------------------------------------------------------------
        Burke,Andrea                        Senior Vice President
        ------------------------------------------------------------------
        Burns,Cheryl A.                     Senior Vice President
        ------------------------------------------------------------------
        Byrne,Joshua L.                     Senior Vice President
        ------------------------------------------------------------------
        Callahan,Ellen S.                   Senior Vice President
        ------------------------------------------------------------------
        Carlson,David G.                    Senior Vice President
        ------------------------------------------------------------------
        Chase,Mary Claire                   Senior Vice President
        ------------------------------------------------------------------
        Chrostowski,Louis F.                Senior Vice President
        ------------------------------------------------------------------
        Crane III,George H.                 Senior Vice President
        ------------------------------------------------------------------
        Curran,Peter J.                     Senior Vice President
        ------------------------------------------------------------------
        Dalferro,John R.                    Senior Vice President
        ------------------------------------------------------------------
        Derbyshire,Ralph C                  Senior Vice President
        ------------------------------------------------------------------
        Dexter,Stephen P.                   Senior Vice President
        ------------------------------------------------------------------
        Divney,Kevin M.                     Senior Vice President
        ------------------------------------------------------------------
        Eigerman,Nathan W.                  Senior Vice President
        ------------------------------------------------------------------
        Elavia,Tony H.                      Senior Vice President
        ------------------------------------------------------------------
        England,Richard B.                  Senior Vice President
        ------------------------------------------------------------------
        Epke,Laura L.                       Senior Vice President
        ------------------------------------------------------------------
        Flaherty,Patricia C.                Senior Vice President
        ------------------------------------------------------------------
        Fleisher,Peter M.                   Senior Vice President
        ------------------------------------------------------------------
        Fontana,Forrest N.                  Senior Vice President
        ------------------------------------------------------------------
        Francis,Jonathan H.                 Senior Vice President
        ------------------------------------------------------------------
        Frost,Karen T.                      Senior Vice President
        ------------------------------------------------------------------


        ------------------------------------------------------------------
        Frucci,Richard M.                   Senior Vice President
        ------------------------------------------------------------------
        Gorman,Stephen A.                   Senior Vice President
        ------------------------------------------------------------------
        Graham,Andrew                       Senior Vice President
        ------------------------------------------------------------------
        Grant,J. Peter                      Senior Vice President
        ------------------------------------------------------------------
        Graviere,Patrice                    Senior Vice President
        ------------------------------------------------------------------
        Grim,Daniel J.                      Senior Vice President
        ------------------------------------------------------------------
        Haagensen,Paul E.                   Senior Vice President
        ------------------------------------------------------------------
        Hadas,Edward                        Senior Vice President
        ------------------------------------------------------------------
        Hadden,Peter J.                     Senior Vice President
        ------------------------------------------------------------------
        Halperin,Matthew C.                 Senior Vice President
        ------------------------------------------------------------------
        Hamlin,David E.                     Senior Vice President
        ------------------------------------------------------------------
        Harring,Linda                       Senior Vice President
        ------------------------------------------------------------------
        Hart,Nigel P.                       Senior Vice President
        ------------------------------------------------------------------
        Healey,Deborah R.                   Senior Vice President
        ------------------------------------------------------------------
        Horwitz,Jonathan S.                 Senior Vice President
        ------------------------------------------------------------------
        Hotchkiss,Michael F.                Senior Vice President
        ------------------------------------------------------------------
        Kaufman,Jeffrey                     Senior Vice President
        ------------------------------------------------------------------
        Kay,Karen R.                        Senior Vice President
        ------------------------------------------------------------------
        Kirson,Steven L.                    Senior Vice President
        ------------------------------------------------------------------
        Knight,Jeffrey L.                   Senior Vice President
        ------------------------------------------------------------------
        Koontz,Jill A.                      Senior Vice President
        ------------------------------------------------------------------
        Korn,Karen R.                       Senior Vice President
        ------------------------------------------------------------------
        Lannum III,Coleman N.               Senior Vice President
        ------------------------------------------------------------------
        Lindsey,Jeffrey R.                  Senior Vice President
        ------------------------------------------------------------------
        Lode,Geirulv                        Senior Vice President
        ------------------------------------------------------------------
        MacElwee Jones,Elizabeth M.         Senior Vice President
        ------------------------------------------------------------------
        Madore,Robert A.                    Senior Vice President
        ------------------------------------------------------------------
        Malloy,Julie M.                     Senior Vice President
        ------------------------------------------------------------------
        Manuel Jr.,Richard D.               Senior Vice President
        ------------------------------------------------------------------
        Marrkand,Paul E.                    Senior Vice President
        ------------------------------------------------------------------
        Marshall,William L.                 Senior Vice President
        ------------------------------------------------------------------
        Matteis,Andrew S.                   Senior Vice President
        ------------------------------------------------------------------
        McDonald,Richard E.                 Senior Vice President
        ------------------------------------------------------------------
        Meehan,Thalia                       Senior Vice President
        ------------------------------------------------------------------
        Mehta,Sandeep                       Senior Vice President
        ------------------------------------------------------------------
        Mockard,Jeanne L.                   Senior Vice President
        ------------------------------------------------------------------
        Mufson,Michael J.                   Senior Vice President
        ------------------------------------------------------------------
        Mullen,Donald E.                    Senior Vice President
        ------------------------------------------------------------------
        Mullin,Hugh H.                      Senior Vice President
        ------------------------------------------------------------------
        Murphy,Kevin F.                     Senior Vice President
        ------------------------------------------------------------------
        Netols,Jeffrey W.                   Senior Vice President
        ------------------------------------------------------------------
        Oler,Stephen S.                     Senior Vice President
        ------------------------------------------------------------------
        Paine,Robert M.                     Senior Vice President
        ------------------------------------------------------------------
        Parker,Margery C.                   Senior Vice President
        ------------------------------------------------------------------
        Parr,Cynthia O.                     Senior Vice President
        ------------------------------------------------------------------
        Perry,William                       Senior Vice President
        ------------------------------------------------------------------
        Peters,Carmel                       Senior Vice President
        ------------------------------------------------------------------
        Petralia,Randolph S.                Senior Vice President
        ------------------------------------------------------------------
        Plapinger,Keith                     Senior Vice President
        ------------------------------------------------------------------
        Pohl,Charles G.                     Senior Vice President
        ------------------------------------------------------------------
        Prusko,James M.                     Senior Vice President
        ------------------------------------------------------------------
        Puddle,David G.                     Senior Vice President
        ------------------------------------------------------------------


        ------------------------------------------------------------------
        Quistberg,Paul T.                   Senior Vice President
        ------------------------------------------------------------------
        Rogers,Kevin J.                     Senior Vice President
        ------------------------------------------------------------------
        Ruys de Perez,Charles A.            Senior Vice President
        ------------------------------------------------------------------
        Sai,Yumiko                          Senior Vice President
        ------------------------------------------------------------------
        Santos,David J.                     Senior Vice President
        ------------------------------------------------------------------
        Santosus,Anthony C.                 Senior Vice President
        ------------------------------------------------------------------
        Schwister,Jay E.                    Senior Vice President
        ------------------------------------------------------------------
        Scordato,Christine A.               Senior Vice President
        ------------------------------------------------------------------
        Selden,Denise D.                    Senior Vice President
        ------------------------------------------------------------------
        Sievert,Jean I.                     Senior Vice President
        ------------------------------------------------------------------
        Simon,Sheldon N.                    Senior Vice President
        ------------------------------------------------------------------
        Simozar,Saied                       Senior Vice President
        ------------------------------------------------------------------
        Smith Jr,Leo J.                     Senior Vice President
        ------------------------------------------------------------------
        Smith,Margaret D.                   Senior Vice President
        ------------------------------------------------------------------
        Spatz,Erin J.                       Senior Vice President
        ------------------------------------------------------------------
        Spiers,John Graham                  Senior Vice President
        ------------------------------------------------------------------
        Stack,Michael P.                    Senior Vice President
        ------------------------------------------------------------------
        Stairs,George W.                    Senior Vice President
        ------------------------------------------------------------------
        Strumpf,Casey                       Senior Vice President
        ------------------------------------------------------------------
        Sugimoto,Toshifumi                  Senior Vice President
        ------------------------------------------------------------------
        Sullivan,Roger R.                   Senior Vice President
        ------------------------------------------------------------------
        Sullivan,William J.                 Senior Vice President
        ------------------------------------------------------------------
        Suzuki,Toshimi                      Senior Vice President
        ------------------------------------------------------------------
        Svensson,Lisa H.                    Senior Vice President
        ------------------------------------------------------------------
        Swanberg,Charles H.                 Senior Vice President
        ------------------------------------------------------------------
        Thomsen,Rosemary H.                 Senior Vice President
        ------------------------------------------------------------------
        Troped Blacker,Bonnie               Senior Vice President
        ------------------------------------------------------------------
        Verani,John R.                      Senior Vice President
        ------------------------------------------------------------------
        Walsh,Francis P.                    Senior Vice President
        ------------------------------------------------------------------
        Weinstein,Michael R.                Senior Vice President
        ------------------------------------------------------------------
        Weiss,Manuel                        Senior Vice President
        ------------------------------------------------------------------
        Whalen,Edward F.                    Senior Vice President
        ------------------------------------------------------------------
        Wyke,Richard P.                     Senior Vice President
        ------------------------------------------------------------------
        Yogg,Michael R.                     Senior Vice President
        ------------------------------------------------------------------


Item 27. Principal Underwriters

     Not applicable.


Item 28. Location of Accounts and Records

     See Exhibit (s)


Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     Not applicable

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, and State of Indiana, on the 10th day of April, 2000.


                                       LINCOLN NATIONAL
                                       GLOBAL ASSET ALLOCATION FUND, INC.


                                       By  /s/ Kelly D. Clevenger
                                           ----------------------
                                           Kelly D. Clevenger
                                           President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on April 10, 2000, by the following persons in the capacities indicated.



Signature                   Title                     Date
----------                  -----                     ----
                                                      April 10, 2000
/s/ Kelly D. Clevenger      Chairman of the Board     -----------------
------------------------    President and Director
Kelly D. Clevenger          (Principal Executive
                            Officer)
                                                      April 10, 2000
*                           Director                  -----------------
------------------------
John B. Borsch, Jr.
                                                      April 10, 2000
*                           Director                  -----------------
------------------------
Kenneth G. Stella
                                                      April 10, 2000
*                           Director                  -----------------
------------------------
Barbara S. Kowalczyk
                                                      April 10, 2000
*                           Director                  -----------------
------------------------
Nancy L. Frisby

*                           Chief Accounting Officer  April 10, 2000
------------------------    (Principal Accounting     -----------------
Eric C. Jones               Officer)

*                           Vice President and        April 10, 2000
------------------------    Treasurer (Principal      -----------------
Janet C. Chrzan             Financial Officer)

*   By /s/ Steven M. Kluever  pursuant to a Power of Attorney filed with
    ------------------------  Post-Effective Amendment No.15 filed on
    Steven M. Kluever         April 16, 1999.